CHASE FUNDING
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1

                           $615,000,000 (APPROXIMATE)
                               Subject to Revision

                   February 13, 2001- Computational Materials


Copyright 2001 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. (JPMSI) and Chase Securities Inc. (CSI), members NYSE and SIPC. JP Morgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JP Morgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation (the "Seller"). The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JP Morgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JP Morgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JP MORGAN). JP MORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.


                                                             TERM SHEET
                                                          FEBRUARY 13, 2001

                                                            CHASE FUNDING
                                               MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                                                            SERIES 2001-1

                                                     $615,000,000 (APPROXIMATE)

                                                         SUBJECT TO REVISION


----------------- --------------------- ------------------------ ---------- ------------------ ---------------------- --------------
                                                RATINGS                           BOND                                   EXP FINAL
CLASS                AMOUNT ($)             (S&P /MOODY'S)       WAL(1)           TYPE                COUPON             MATURITY(1)
-----               -----------             -------------        ----             ----                ------             -----------
    IA-1                40,500,000              AAA/Aaa            0.96           SEQ            1M Libor + [ ](2)         11/02
    IA-2                15,750,000              AAA/Aaa            2.15           SEQ                 Fixed(2)              9/03
    IA-3                19,250,000              AAA/Aaa            3.15           SEQ                 Fixed(2)              1/05
    IA-4                19,500,000              AAA/Aaa            5.18           SEQ                 Fixed(2)              1/08
    IA-5                16,476,250              AAA/Aaa            9.42           SEQ                 Fixed(2,3)            1/11
    IA-6                12,386,250              AAA/Aaa            6.72           NAS                 Fixed(2)              8/10
    IM-1                 4,387,500              AA/Aa2             6.57           MEZ                 Fixed(2)              1/11
    IM-2                 3,712,500               A/A2              6.57           MEZ                 Fixed(2)              1/11
    IB                   3,037,500             BBB/Baa2            5.83           SUB                 Fixed(2)              1/11

    IIA-1              426,000,000              AAA/Aaa            2.51        PASS-THRU        1M Libor + [ ](3,4)         4/08
    IIM-1               25,200,000              AA/Aa2             4.85           MEZ           1M Libor + [ ](3,4)         4/08
    IIM-2               20,400,000               A/A2              4.81           MEZ           1M Libor + [ ](3,4)         4/08
    IIB                  8,400,000             BBB/Baa2            4.74           SUB           1M Libor + [ ](3,4)         4/08
----------------- --------------------- ------------------------ ---------- ------------------ ---------------------- --------------


1 The Group I Certificates will be priced at 20% HEP while the Group II Certificates will be priced at 27% CPR. Assumes 10% call by group.
2 Preliminary, subject to a cap based on the weighted average net loan rate of the Group I Loans.
3 If the 10% cleanup call with respect to the related Loan Group is not exercised on the first distribution date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum, the margin on the Class IIA-1 Certificates will increase to 2x the IIA-1 margin, and the margin on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their related margins.
4 Subject to an available funds cap and a cap based on the weighted average of the net maximum lifetime rates on the Group II Loans.


--------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

TITLE OF CERTIFICATES:        Chase Funding Mortgage Loan Asset-Backed
                              Certificates, Series 2001-1, consisting of:
                              IA-1, IA-2, IA-3, IA-4, IA-5, IA-6
                              IM-1, IM-2,
                              IB

                              Group I Certificates
                                  and

                              IIA-1
                              IIM-1, IIM-2
                              IIB

                              Group II Certificates

UNDERWRITERS:                 Chase Securities Inc., Bear, Stearns & Co. Inc.,
                              and Credit Suisse First Boston

DEPOSITOR:                    Chase Funding, Inc.


SELLER AND MASTER SERVICER:   Chase Manhattan Mortgage Corporation


SUBSERVICER:                  Advanta Mortgage Corp. USA


TRUSTEE:                      Citibank, N.A.


CUT-OFF DATE:                 February 1, 2001



PRICING DATE:                 On or about February 14, 2001


CLOSING DATE:                 On or about February 27, 2001



DISTRIBUTION DATES:           Distribution of principal and interest on the
                              certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter commencing in March 2001.


ERISA CONSIDERATIONS: The offered certificates will be ERISA eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.


LEGAL INVESTMENT:             The Class A and Class M-1 Certificates will
                              constitute "mortgage-related securities" for the purposes of SMMEA. The Class M-2 and Class B
                              Certificates will not constitute ---
                              "mortgage-related securities" for the purposes of SMMEA.




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

TAX STATUS:                   For federal income tax purposes, the Trust Fund
                              will include two segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

OPTIONAL TERMINATION:         The Master Servicer has the option to exercise a
                              call on each loan group individually when the aggregate stated principal balance for that loan group is less than or equal to 10% of the aggregate stated principal balance of the related group as of the Cut-Off Date (i.e. separate calls for each group). The call will be exercised at a price equal to the sum of (i) the stated principal balance of the Mortgage Loans in the related loan group (other than in respect of REO property) plus accrued interest, (ii) the appraised value of any REO Property in the related loan group (up to the stated principal balance of the related Mortgage
                              Loan), and (iii) any unreimbursed out-of-pocket costs, expenses and the principal portion of Advances, in each case previously incurred by the Subservicer in the performance of its servicing obligations in connection with such Mortgage
                              Loans.



MORTGAGE LOANS:               The mortgage pool will consist of mortgage loans
                              ("Mortgage Loans") that will be divided into a fixed rate coupon group (Group I) and an adjustable-rate coupon group (Group II). The
                              Mortgage Loans are secured by first liens on real properties.

ADMINISTRATIVE FEES:          The Master Servicer, Servicer and Trustee will be
                              paid fees aggregating approximately 51 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

      CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1

                              CERTIFICATE STRUCTURE

CREDIT ENHANCEMENT:           1) Excess interest
                              2) Over-Collateralization
                              3) Cross-Collateralization
                              4) Subordination

EXCESS INTEREST:              Excess interest cashflows from each group will be
                              available as credit enhancement for the related group.


OVERCOLLATERALIZATION:        The overcollateralization ("O/C") provisions are
                              intended to provide for the limited acceleration of the senior Certificates relative to the amortization of the related loan group, generally until the required O/C levels are reached.
                              Accelerated amortization is achieved by applying certain excess interest collected on each loan group to the payment of principal on the related senior Certificates, resulting in the accumulation of O/C. By paying down the principal balance of the certificates faster than the principal amortization of the related loan group, an overcollateralization amount equal to the excess of the aggregate unpaid principal balance of the related mortgage group over the principal balance of the related Certificates is created. Excess interest will be directed to build each loan group's O/C amount until the respective loan group reaches its required O/C target. Upon this event, the acceleration feature will cease unless it is once again necessary to maintain the required O/C level. For purposes of applying excess interest to build each group's O/C amount, excess interest will begin to be applied on the tenth Distribution
                              Date (December 2001).


                   GROUP I CERTIFICATES
                   Initial:   0.00%                      Target: 0.50% of original balance
                   Stepdown:  1.00% of current balance   Floor:     0.50% of original balance


                   (PRELIMINARY AND SUBJECT TO REVISION)

                   GROUP II CERTIFICATES
                   Initial:   0.00%                      Target: 1.75% of original balance
                   Stepdown:  3.50% of current balance   Floor   0.50% of original balance


                   (PRELIMINARY AND SUBJECT TO REVISION)


CROSS-
COLLATERALIZATION:            Excess interest from each of the two loan groups,
                              if not needed to credit enhance its own group, will be available to credit enhance the other loan group.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                                GROUP I - FIXED

GROUP I  (FIXED) SUBORDINATION(1):     (S&P/Moody's)     GROUP I (Subordination)

                        Class IA          (AAA /Aaa)            8.75%
                        Class IM-1        (AA/Aa2)              5.50%
                        Class IM-2        (A/A2)                2.75%
                        Class IB          (BBB/Baa2)            0.50%

                   (PRELIMINARY AND SUBJECT TO REVISION)

GROUP I  (FIXED) CLASS SIZES:             (S&P/Moody's)  GROUP I (Class Sizes)

                        Class IA          (AAA/Aaa)          91.75%
                        Class IM-1        (AA/Aa2)            3.25%
                        Class IM-2        (A/A2)              2.75%
                        Class IB          (BBB/Baa2)          2.25%


                   (PRELIMINARY AND SUBJECT TO REVISION)

                                 GROUP II - ARM

GROUP II (ARM) SUBORDINATION1:         (S&P/Moody's)    GROUP II (Subordination)


                        Class IIA-1       (AAA/Aaa)          13.00%
                        Class IIM-1       (AA/Aa2)            7.75%
                        Class IIM-2       (A/A2)              3.50%
                        Class IIB         (BBB/Baa2)          1.75%


                   (PRELIMINARY AND SUBJECT TO REVISION)

GROUP II (ARM) CLASS SIZES:             (S&P/Moody's)   GROUP II (Class Sizes)

                        Class IIA-1       (AAA/Aaa)          88.75%
                        Class IIM-1       (AA/Aa2)            5.25%
                        Class IIM-2       (A/A2)              4.25%
                        Class IIB         (BBB/Baa2)          1.75%

                   (PRELIMINARY AND SUBJECT TO REVISION)

1 The subordination percentages assume that the target overcollateralization levels of 0.50% for Group I and 1.75% for Group II have been achieved. There will be no overcollaterization as of the Closing Date.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                                     GROUP I

MORTGAGE LOANS:               Fixed-rate, first lien, sub-prime Mortgage Loans

TOTAL GROUP SIZE*:            $135,000,000

PREPAYMENT

ASSUMPTION:                   20% HEP (2.0% - 20% CPR Ramp over 10 months)

FIXED RATE WAC CAP:           Preliminarily, the pass-through rate of each class
                              of the Group I Certificates will be subject to the "Group I WAC Cap", which is a per annum rate equal to the weighted average net mortgage rate on the fixed rate Mortgage Loans.

INTEREST ACCRUAL:             For the Class IA-1 Certificates, interest will
                              initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date. For all Group I Certificates except the Class IA-1, interest will accrue during the calendar month preceding the month of distribution.

PAYMENT DELAY:                For Class IA-1, 0 days. For all other Group I
                              Certificates, 24 days.

INT. PMT. BASIS:              For Class IA-1, actual/360. For all other Group I
                              Certificates, 30/360.

COUPON STEP UP:               If the 10% clean-up call for the Group I
                              Certificates is not exercised on the first distribution date on which it is exercisable, the Pass-Through Rate on the Class IA-5 Certificates will increase by 50 bps per annum.

* The mortgage pool as of the Closing Date will include approximately $16,222,142 of fixed rate Mortgage Loans that are not included in the statistical information set forth in this document. Updated statistical information on the Mortgage Pool (giving effect to the inclusion of such mortgage loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within fifteen days of, the Closing Date.



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

               CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2001-1

                              GROUP I CERTIFICATES

                               CLASS              CLASS         CLASS           CLASS          CLASS          CLASS
                               IA-1               IA-2          IA-3            IA-4           IA-5           IA-6
                               ------------------ ------------- --------------- -------------- -------------- ----------------
OFFER
SIZE ($)                           40,500,000       15,750,000    19,250,000     19,500,000      16,476,250     12,386,250

EXPECTED RATINGS

S&P                                AAA              AAA           AAA            AAA             AAA            AAA
MOODY'S                            Aaa              Aaa           Aaa            Aaa             Aaa            Aaa
COUPON                             1M Libor +      Fixed1        Fixed1          Fixed1         Fixed1,2        Fixed1
                                      [    ]1

WEIGHTED AVERAGE LIFE TO CALL      0.96            2.15          3.15            5.18           9.42            6.72
(YRS) 3

WEIGHTED AVERAGE LIFE              0.96            2.15          3.15            5.18           11.38           6.72
TO MATURITY (YRS) 3

PAYMENT WINDOW                     1-21/21         21-31/11      31-47/17        47-83/37       83-119/37       37-114/78
TO CALL (MOS.) 3

PAYMENT WINDOW                     1-21/21         21-31/11      31-47/17        47-83/37       83-220/138      37-114/78
TO MATURITY (MOS.) 3

EXPECTED MATURITY TO CALL 3        11/02           9/03          1/05            1/08           1/11            8/10

EXPECTED MATURITY TO MATURITY 3    11/02           9/03          1/05            1/08           6/19            8/10

LAST SCHEDULED DISTRIBUTION        12/15           12/15         3/16            7/26           12/30           3/13
DATE 4




               CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2001-1

(continued)




                                CLASS         CLASS         CLASS
                                IM-1          IM-2          IB
                                ------------- ------------- -----------
OFFER
SIZE ($)                         4,387,500     3,712,500     3,037,500

EXPECTED RATINGS

S&P                              AA             A            BBB
MOODY'S                          Aa2           A2            Baa2
COUPON                           Fixed1        Fixed1        Fixed1


WEIGHTED AVERAGE LIFE TO CALL    6.57           6.57          5.83
(YRS) 3

WEIGHTED AVERAGE LIFE            7.06           6.85           5.83
TO MATURITY (YRS) 3

PAYMENT WINDOW                   39-119/81     39-119/81     39-119/81
TO CALL (MOS.) 3

PAYMENT WINDOW                   39-176/138     39-155/117    39-123/85
TO MATURITY (MOS.) 3

EXPECTED MATURITY TO CALL 3      1/11          1/11          1/11

EXPECTED MATURITY TO MATURITY 3  10/15         1/14          5/11

LAST SCHEDULED DISTRIBUTION      12/30         12/30         12/30
DATE 4



(1) Preliminary, subject to a cap based on the weighted average net loan rate of the Group I Loans.

(2) If the 10% cleanup call for Group I is not exercised on the first Distribution Date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum.

(3)   The Group I Certificates will be priced at 20% HEP.

(4) Assumes 0% HEP, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                                    GROUP II

MORTGAGE LOANS:               Adjustable-rate, first lien, sub-prime Mortgage
                              Loans

TOTAL GROUP SIZE*:            $480,000,000

PREPAYMENT ASSUMPTION:        27% CPR

ADJUSTABLE RATE
AVAILABLE FUNDS CAP:          The pass-through rate of the Group II Certificates
                              will be subject to the "Group II Available Funds
                              Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the adjustable rate Mortgage Loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II Certificates as of the first day of the applicable accrual period.

LIFETIME WAC CAP:             All Group II pass-through rates will also be
                              subject to a cap equal to a weighted average net lifetime rate on the underlying Mortgage Loans.
                              Any interest shortfall due to the maximum lifetime
                              WAC cap will not be reimbursed.

INTEREST ACCRUAL:             For Group II Certificates, interest will initially
                              accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

PAYMENT DELAY:                0 days

INT. PMT. BASIS:              Actual/360

SHORTFALL
REIMBURSEMENT:                If on any Distribution Date the pass-through rate
                              is limited by the Group II Available Funds Cap, the amount of such interest that would have been distributed if the Pass-Through Rate had not been so limited by the Available Funds Cap and the aggregate of such shortfalls from previous
                              Distribution Dates together with accrued interest at the Pass-Through Rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will only come from interest on the Group II loans and will be paid only on a subordinated basis. No such Group II Certificate Carryover will be paid once the Group II Certificate principal balance has been reduced to zero.

COUPON STEP UP:               If the 10% clean-up call for the Group II
                              Certificates is not exercised on the first distribution date on which it is exercisable, (i) the margin on the Class IIA-1 Certificates will increase to 2x the Class IIA-1 margin, and (ii) the margins on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their related margins.



* The mortgage pool as of the Closing Date will include approximately $67,645,572 of adjustable rate mortgage loans that are not included in the statistical information set forth in this document. Updated statistical information on the mortgage pool (giving effect to the inclusion of such Mortgage Loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within fifteen days of, the Closing Date.



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]



                                CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1

                                                        GROUP II CERTIFICATES

                                       CLASS                       CLASS                       CLASS                      CLASS
                                       IIA-1                       IIM-1                       IIM-2                      IIB
-------------------------------------- --------------------------- --------------------------- -------------------------- ----------

OFFER                                  426,000,000                 25,200,000                  20,400,000                 8,400,000
SIZE ($)

EXPECTED RATINGS

S&P                                    AAA                         AA                          A                          BBB
MOODY'S                                Aaa                         Aa2                         A2                         Baa2

COUPON                                 1M Libor+[   ] 1,2        1M Libor+[   ]1,3        1M Libor+[   ] 1,3       1M Libor+[   ]1,3

WEIGHTED AVERAGE LIFE TO CALL (YRS) 4  2.51                        4.85                        4.81                       4.74

WEIGHTED AVERAGE LIFE TO MATURITY      2.74                        5.32                        5.15                       4.80
(YRS) 4

PAYMENT WINDOW                         1-86/86                     39-86/48                    37-86/50                   37-86/50
TO CALL (MOS.) 4

PAYMENT WINDOW                         1-194/194                   39-147/109                  37-128/92                  37-99/63
TO MATURITY (MOS.) 4

EXPECTED MATURITY TO CALL 4            4/08                        4/08                        4/08                       4/08

EXPECTED MATURITY TO MATURITY 4        4/17                        5/13                        10/11                      5/09

LAST SCHEDULED DISTRIBUTION DATE 5     12/30                       12/30                       12/30                      12/30


(1) Subject to an available funds cap and a cap based on the weighted average of the net maximum lifetime rate on the Group II Loans.

(2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin of the Class IIA-1 Certificates will increase to 2x the IIA-1 margin.

(3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their related margins.

(4)   The Group II Certificates will be priced at 27% CPR.

(5) Assumes 0% CPR, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

      CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1

                               CASH FLOW PRIORITY

                              GROUP I CERTIFICATES

1.  Repayment of any unrecoverable, unreimbursed Servicer advances.
2.  Servicing Fees and Trustee/Master Servicing Fees.
3. Group I available interest funds, as follows: monthly interest, including any interest carryforward to the Class IA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IM-1 Certificates, then to the Class IM-2 Certificates and then to the Class IB Certificates in a similar manner.
4. Group I available principal funds, as follows: monthly principal sequentially to the Class IA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-2 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IB Certificates as described under "PRINCIPAL PAYDOWN."
5. Excess Group I interest to Group I Certificates in the order as described under "PRINCIPAL PAYDOWN" to build O/C to the required level.
6.  Excess Group I interest to pay Group I subordinate principal shortfalls.
7. Excess Group I interest to pay certain amounts for the Group II Certificates as described in the Prospectus Supplement.
8.  Any remaining Group I amount is paid to the Residual Certificateholder.

                      (PRELIMINARY AND SUBJECT TO REVISION)

                              GROUP II CERTIFICATES

1.  Repayment of any unrecoverable, unreimbursed Servicer advances.
2.  Servicing Fees and Trustee/Master Servicing Fees.
3.  Group  II  available   interest  funds,  as  follows:   monthly   interest,
    including any interest carryforward to the Class IIA-1 Certificates, then monthly interest, including any interest carryforward to the Class IIM-1 Certificates, then to the Class IIM-2 Certificates and then to the Class IIB Certificates in a similar manner.

4. Group II available principal funds, as follows: monthly principal to the Class IIA-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-2 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIB Certificates as described under "PRINCIPAL PAYDOWN."

5. Excess Group II interest to Group II Certificates in the order as described under "PRINCIPAL PAYDOWN" to build O/C to the required level.

6.  Excess Group II interest to pay Group II subordinate principal shortfalls.
7.  Excess  Group  II  interest  to  pay  certain   amounts  for  the  Group  I
    Certificates as described in the Prospectus Supplement.
8. Excess Group II interest to pay any Group II Certificate carryover resulting from the imposition of the available funds cap.
9.  Any remaining Group II amount is paid to the Residual Certificateholder.

                   (PRELIMINARY AND SUBJECT TO REVISION)


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

   CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1

                                    PRINCIPAL PAYDOWN

                        CLASS IA-6 LOCKOUT DISTRIBUTION AMOUNT: FOR ANY DISTRIBTUION DATE PRIOR TO THE DISTRIBUTION DATE IN MARCH 2010, THE PRODUCT OF (I) THE APPLICABLE CLASS IA-6 LOCKOUT PERCENTAGE, (II) A FRACTION, THE NUMERATOR OF WHICH IS THE OUTSTANDING PRINCIPAL BALANCE OF THE CLASS IA-6 CERTIFICATES AND THE DENOMINATOR OF WHICH IS THE AGGREGATE OUTSTANDING PRINCIPAL BALANCE OF ALL CLASS A GROUP I CERTIFICATES (IN EACH CASE IMMEDIATELY PRIOR TO SUCH DISTRIBUTION DATE) AND (III) THE GROUP I CLASS A PRINCIPAL CASHFLOW FOR SUCH DISTRIBUTION DATE. FOR THE MARCH 2010 DISTRIBUTION DATE AND EACH DISTRIBUTION DATE THEREAFTER, THE CLASS IA-6 LOCKOUT AMOUNT DISTRIBUTION WILL EQUAL THE GROUP I CLASS A PRINCIPAL CASHFLOWS.

                                    CLASS IA-6  LOCKOUT PERCENTAGE

                                     March 2001 -- February 2004:      0%
                                     March 2004 -- February 2006:     45%
                                     March 2006 -- February 2007:     80%
                                     March 2007 -- February 2008:    100%
                                     March 2008 -- February 2010:    300%

                               (PRELIMINARY AND SUBJECT TO REVISION)

                        IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

                        Group I Certificates:
                           1) To the Class IA-6 Certificateholders -- the Class
                              IA-6 Lockout Distribution Amount until the principal balance of the Class IA-6 Certificate is reduced to zero.

                           2) All remaining scheduled and unscheduled Group I
                              principal will be paid sequentially to the Class IA Certificates until the principal balance of each such Certificates is reduced to zero.

                           If the aggregate principal balance of the subordinated Certificates is reduced to zero, distribution of principal to the Class IA Certificates will be made on a pro rata basis, and not in accordance with the above priorities.

                        Group II Certificates:
                           1) All scheduled and unscheduled Group II principal
                              will be paid to the Class IIA-1 Certificates.

                               (PRELIMINARY AND SUBJECT TO REVISION)

                        IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

                        With respect to each Group, all Certificates will be entitled to receive payments of principal, in the following order of priority: first sequentially to the Class A Certificates (in the same order of priority as in the case prior to the test being met), second to the Class M-1 Certificates, third to the Class M-2 Certificates, and fourth to the Class B Certificates.

                        If the Subordinate Class Principal Distribution Test is met, principal will be distributed up to amounts that will keep the subordination for each class at its required level.

                               (PRELIMINARY AND SUBJECT TO REVISION)



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                                  REQUIRED SUBORDINATION LEVELS*

                          Group I                          Group II

                          Class A       17.50%             Class A      26.00%
                          Class M-1     11.00%             Class M-1    15.50%
                          Class M-2       5.50%            Class M-2      7.00%
                          Class B         1.00%            Class B        3.50%


                           *Includes overcollateralization

                                   (PRELIMINARY AND SUBJECT TO REVISION)

                        THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:


                        i) The Distribution Date is on or after the March 2004 Distribution Date; and

                        ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

                        iii) A Trigger Event does not exist (a Trigger Event exists if current Senior Enhancement Percentage is not greater than or equal to a multiple of the 60+ day delinquency percentage (including foreclosures and REOs) (2x for Group I; 2.5x for Group II)).

                                   (PRELIMINARY AND SUBJECT TO REVISION)

                        THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE:


                        For each loan group, the later of (i) the March 2004 Distribution Date and (ii) the first Distribution Date on which the applicable Senior Enhancement Percentage (i.e., the sum of the outstanding principal balance of the subordinate Certificates + the O/C amount for the applicable loan group divided by the aggregate stated principal balance of the Mortgage Loans for such loan group) is greater than or equal to the applicable Senior Specified Enhancement Percentage (including O/C), which is equal to, with respect to each group, two times such group's initial AAA subordination percentage.


                        Group I Senior                   Group II Senior
                        Specified Enhancement            Specified Enhancement
                        Percentage:                      Percentage:
                        -------------------              -------------------
                        17.50%                           26.00%
                        Or                               Or
                        (8.25% + 0.50%)*2                (11.25% + 1.75%)*2

                                   (PRELIMINARY AND SUBJECT TO REVISION)

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

Prospectus:             The Certificates will be offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

Further Information:    Please call David Howard at (212) 834-5125, Anthony
                        Hermann at (212) 834-5512, Paul Park at (212) 834-5033,
                        Matt Whalen at (212) 834-5157, Jee Hong at (212)
                        834-5295, Hantz Serrao at (212) 648-9533, Trina Wittman at (212) 648-8480, Seleena Baijnauth at (212) 834-5219,
                        Alan Chan at (212) 834-5936, or Alice Chang at (212)
                        834-5018.




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

CHASE SECURITIES INC.
ASSET BACKED SECURITIES PORTFOLIO ANALYSIS

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1 - FIXED RATE MORTGAGE LOAN GROUP

                                 SUMMARY REPORT

Aggregate Outstanding Principal Balance          $118,777,858
Aggregate Original Principal Balance             $118,956,552
Number of Mortgage Loans                                1,339

                                       MINIMUM        MAXIMUM       AVERAGE (1)
Original Principal Balance             $10,000       $904,925           $88,840
Outstanding Principal Balance           $9,994       $904,244           $88,706

                                       MINIMUM        MAXIMUM         WEIGHTED
                                                                     AVERAGE (2)

Original Term (mos)                        120            360               248
Stated Remaining Term (mos)                117            360               246
Expected Remaining Term (mos)              117            360               246
Loan Age (mos)                               0              6                 2

Current Interest Rate                   7.200%        14.175%           10.406%

Original Loan-to-Value                   9.76%         95.00%            73.70%

Credit Score (3)                           485            800               618


                                       EARLIEST         LATEST
Origination Dates                      07/2000        01/2001
Maturity Dates                         11/2010        02/2031


Notes:
(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                                   CURRENT MORTGAGE RATES

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1 - FIXED RATE MORTGAGE LOAN GROUP

                         NUMBER OF         AGGREGATE PRINCIPAL        PERCENT OF
MORTGAGE RATES        MORTGAGE LOANS       BALANCE OUTSTANDING        LOAN GROUP

7.000% to 7.499%            4                 $   441,964                  0.4%
7.500% to 7.999%           35                   2,159,819                  1.8
8.000% to 8.499%           35                   3,426,037                  2.9
8.500% to 8.999%           97                   9,417,926                  7.9
9.000% to 9.499%           96                   9,144,524                  7.7
9.500% to 9.999%          212                  19,577,427                 16.5
10.000% to 10.499%        158                  14,212,102                 12.0
10.500% to 10.999%        241                  23,178,789                 19.5
11.000% to 11.499%        163                  14,532,326                 12.2
11.500% to 11.999%        148                  12,111,391                 10.2
12.000% to 12.499%         94                   6,804,584                  5.7
12.500% to 12.999%         43                   3,162,380                  2.7
13.000% to 13.499%          8                     366,199                  0.3
13.500% to 13.999%          3                     128,155                  0.1
14.000% to 14.499%          2                     114,234                  0.1
                       -------               ------------               ------
TOTAL:                  1,339                $118,777,858                100.0%
                       =======               ============               ======




Mortgage Rates Range is from: 7.200% to 14.175%
Weighted Average is: 10.406%


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                       REMAINING MONTHS TO STATED MATURITY

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1 - FIXED RATE MORTGAGE LOAN GROUP

                      NUMBER OF          AGGREGATE PRINCIPAL         PERCENT OF
REMAINING TERM      MORTGAGE LOANS       BALANCE OUTSTANDING         LOAN GROUP
(MONTHS)

109 to 120                18              $    830,037                    0.7%
169 to 180               759                70,414,707                   59.3
229 to 240                50                 3,146,230                    2.6
289 to 300                 6                   398,237                    0.3
349 to 360               506                43,988,646                   37.0
                       -----              ------------                  -----
TOTAL:                 1,339              $118,777,858                  100.0%
                       =====              ============                  =====



Remaining Term Range is from (Months): 117 to 360
Weighted Average is (Months): 246











The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1 - FIXED RATE MORTGAGE LOAN GROUP

RANGE OF ORIGINAL MORTAGE      NUMBER OF    AGGREGATE PRINCIPAL      PERCENT OF
LOAN PRINCIPAL BALANCE      MORTGAGE LOANS   BALANCE OUTSTANDING     LOAN GROUP

$100,000 or Less            965                $  54,184,128          45.6%
$100,001 to $150,000        199                   24,274,525          20.4
$150,001 to $200,000         83                   14,393,302          12.1
$200,001 to $250,000         50                   11,294,631           9.5
$250,001 to $300,000         19                    5,212,798           4.4
$300,001 to $350,000          6                    1,998,043           1.7
$350,001 to $400,000          8                    2,989,366           2.5
$400,001 to $450,000          5                    2,128,625           1.8
$450,001 to $500,000          3                    1,398,196           1.2
$900,001 to $950,000          1                      904,244           0.8
                          -----                 ------------         -----
TOTAL:                    1,339                 $118,777,858         100.0%
                          =====                 ============         =====



Original Mortgage Loan Principal Balance Range is from: $10,000 to $904,925 Average is: $88,840




                              PRODUCT TYPE SUMMARY

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1 - FIXED RATE MORTGAGE LOAN GROUP


                      NUMBER OF                AGGREGATE PRINCIPAL    PERCENT OF
PRODUCT TYPE        MORTGAGE LOANS             BALANCE OUTSTANDING    LOAN GROUP

10 Year Fixed                18                 $  830,037                0.7%


15 Year Fixed               260                 16,114,312               13.6


20 Year Fixed                50                  3,146,230                2.6


25 Year Fixed                 6                    398,237                0.3


30 Year Fixed               506                 43,988,646               37.0


Balloon Loan                499                 54,300,395               45.7
                         ------              -------------              -----
TOTAL:                    1,339              $ 118,777,858              100.0%
                         ======              =============              =====




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                               STATE DISTRIBUTIONS

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1 - FIXED RATE MORTGAGE LOAN GROUP


                     NUMBER OF           AGGREGATE PRINCIPAL         PERCENT OF
STATES             MORTGAGE LOANS        BALANCE OUTSTANDING         LOAN GROUP

Arizona                    29             $  2,156,431                  1.8%
Arkansas                    3                   80,869                  0.1
California                 43                5,513,260                  4.6
Colorado                   22                3,343,962                  2.8
Connecticut                15                1,363,342                  1.1
Delaware                    2                  216,471                  0.2
District of
Columbia                    1                  142,798                  0.1
Florida                   289               25,001,466                 21.0
Georgia                    61                4,817,317                  4.1
Idaho                       3                  179,260                  0.2
Illinois                   48                3,798,845                  3.2
Indiana                    92                5,700,641                  4.8
Kansas                      3                   85,208                  0.1
Kentucky                   15                1,276,122                  1.1
Louisiana                  50                3,305,282                  2.8
Maine                       1                   91,857                  0.1
Maryland                    4                  584,571                  0.5
Massachusetts              21                2,533,702                  2.1
Michigan                   64                5,310,172                  4.5
Minnesota                  11                  961,233                  0.8
Mississippi                10                  705,244                  0.6
Missouri                   36                2,179,573                  1.8
Montana                     2                  149,015                  0.1
Nevada                      3                  367,352                  0.3
New Hampshire               6                  906,138                  0.8
New Jersey                 38                4,112,793                  3.5
New Mexico                  9                  602,457                  0.5
New York                  166               21,446,772                 18.1
North Carolina             27                1,724,086                  1.5
Ohio                       65                4,733,373                  4.0
Oklahoma                    9                  833,812                  0.7
Oregon                      7                  894,116                  0.8
Pennsylvania               17                1,237,868                  1.0
Rhode Island                6                  483,958                  0.4
South Carolina             13                  966,863                  0.8
Tennessee                 102                6,747,253                  5.7
Texas                      13                  871,336                  0.7
Utah                        2                  221,184                  0.2
Vermont                     2                  175,114                  0.1
Virginia                   11                1,233,241                  1.0
Washington                  9                1,004,002                  0.8
West Virginia               2                   72,110                  0.1
Wisconsin                   5                  495,978                  0.4
Wyoming                     2                  151,413                  0.1
                         -------          -------------            --------
TOTAL:                   1,339            $118,777,858                100.0%
                         =======          =============            ========



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                              LOAN-TO-VALUE RATIOS

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1 - FIXED RATE MORTGAGE LOAN GROUP

RANGE OF
LOAN-TO-VALUE            NUMBER OF           AGGREGATE PRINCIPAL    PERCENT OF
RATIOS                 MORTGAGE LOANS        BALANCE OUTSTANDING    LOAN GROUP
-------------          --------------        -------------------    ----------
50.00% or Less              150                   $ 7,942,557           6.7%
50.01% to 55.00%             47                     3,573,440           3.0
55.01% to 60.00%            105                     8,082,039           6.8
60.01% to 65.00%             97                     8,490,718           7.1
65.01% to 70.00%            167                    14,916,236          12.6
70.01% to 75.00%            177                    16,605,187          14.0
75.01% to 80.00%            264                    24,497,768          20.6
80.01% to 85.00%            175                    17,916,957          15.1
85.01% to 90.00%            140                    15,059,847          12.7
90.01% to 95.00%             17                     1,693,110           1.4
                         ------                  ------------      --------
TOTAL:                    1,339                  $118,777,858         100.0%
                         ======                  ============      =========




Loan-to-Value Ratios Range is from: 9.76% to 95.00%
Weighted Average is: 73.70%





                                  LOAN PURPOSE

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1 - FIXED RATE MORTGAGE LOAN GROUP

                              NUMBER OF         AGGREGATE PRINCIPAL  PERCENT OF
    LOAN PURPOSE            MORTGAGE LOANS      BALANCE OUTSTANDING  LOAN GROUP

    Purchase                        308             $ 29,765,074       25.1%
    Refinance - Rate/Term            71                7,215,259        6.1
    Refinance - Cashout             960               81,797,525       68.9
                                  -----             ------------      -----
    TOTAL:                        1,339             $118,777,858      100.0%
                                  =====             ============      ======

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                          TYPE OF MORTGAGED PROPERTIES

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1 - FIXED RATE MORTGAGE LOAN GROUP

                                       NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
PROPERTY TYPE                         MORTGAGE LOANS   BALANCE OUTSTANDING     LOAN GROUP

Single Family Detached ..........            1,027       $ 88,114,111            74.2%
Two- to Four-family Dwelling Unit              137         15,242,338            12.8
Planned Unit Development ........               43          5,608,420             4.7
Condominium .....................               32          2,236,558             1.9
Manufactured  Housing ...........               65          3,324,324             2.8
Small Mixed Use .................               35          4,252,107             3.6
---------------------------------     ------------       ------------           -----
TOTAL: ..........................            1,339       $118,777,858           100.0%
                                      ============       ============           =====





                              DOCUMENTATION SUMMARY

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1 - FIXED RATE MORTGAGE LOAN GROUP

                            NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
DOCUMENTATION             MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

Full Documentation               998         $ 85,059,919         71.6%
24 Month Bank Statement           84           10,813,274          9.1
Reduced Documentation             28            2,491,773          2.1
Stated Income                    229           20,412,892         17.2
                               -----         ------------        -----
TOTAL:                         1,339         $118,777,858        100.0%
                               =====         ============        =====




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                                 OCCUPANCY TYPES

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1 - FIXED RATE MORTGAGE LOAN GROUP


Owner-occupied                 1,176         $107,451,875         90.5%
Second Home                       12              813,544          0.7
Investment                       151           10,512,439          8.9
                               -----         ------------        -----
TOTAL:                         1,339         $118,777,858        100.0%
                               =====         ============        =====




                            MORTGAGE LOAN AGE SUMMARY

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1 - FIXED RATE MORTGAGE LOAN GROUP

MORTGAGE LOAN             NUMBER OF       AGGREGATE PRINCIPAL         PERCENT OF
AGE (MONTHS)            MORTGAGE LOANS    BALANCE OUTSTANDING         LOAN GROUP

     0                       159              $ 13,940,887                 11.7
     1                       405                34,518,648                 29.1
     2                       441                38,416,309                 32.3
     3                       323                30,629,925                 25.8
     4                         8                   940,616                  0.8
     5                         2                   170,992                  0.1
     6                         1                   160,481                  0.1
                           -----              ------------                -----
TOTAL:                     1,339              $118,777,858                100.0
                           =====              ============                =====


Weighted Average Age (Months) is: 2




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                              CREDIT GRADE SUMMARY

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1 - FIXED RATE MORTGAGE LOAN GROUP

                          NUMBER OF       AGGREGATE PRINCIPAL         PERCENT OF
CREDIT GRADE            MORTGAGE LOANS    BALANCE OUTSTANDING         LOAN GROUP

AO                           547              $ 51,654,524                 43.5%
A-                           425                38,085,196                 32.1
B                            225                20,197,969                 17.0
B-                            59                 3,973,439                  3.3
C                             80                 4,743,594                  4.0
C-                             3                   123,136                  0.1
                           -----              ------------                -----
TOTAL:                     1,339              $118,777,858                100.0%
                           =====              ============                =====




                               YEAR OF ORIGINATION

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1 - FIXED RATE MORTGAGE LOAN GROUP

YEAR OF                  NUMBER OF       AGGREGATE PRINCIPAL         PERCENT OF
ORIGINATION             MORTGAGE LOANS    BALANCE OUTSTANDING         LOAN GROUP

2000                       1,170              $103,971,245                 87.5%
2001                         169                14,806,613                 12.5
                           -----              ------------                -----
TOTAL:                     1,339              $118,777,858                100.0%
                           =====              ============                =====




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                          PREPAYMENT PENALTIES SUMMARY

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1 - FIXED RATE MORTGAGE LOAN GROUP

PREPAYMENT               NUMBER OF       AGGREGATE PRINCIPAL         PERCENT OF
PENALTIES               MORTGAGE LOANS    BALANCE OUTSTANDING         LOAN GROUP

None                         212              $ 17,775,054                 15.0%
12 Months                    153                19,673,355                 16.6
24 Months                     11                   974,887                  0.8
36 Months                    349                27,795,739                 23.4
60 Months                    614                52,558,824                 44.2
                           -----              ------------                -----
TOTAL:                     1,339              $118,777,858                100.0%
                           =====              ============                =====


Weighted Average Prepayment Penalty Term (Months) is: 44

With respect to those Fixed Rate Mortgage Loans in the Statistical Mortgage Pool (exclusive of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool purchased by the Seller under its Small Lender Program) which have prepayment penalties, 86.0% of such mortgage loans are subject to a prepayment penalty which will equal six months interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.




                              CREDIT SCORE SUMMARY

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1 - FIXED RATE MORTGAGE LOAN GROUP

                         NUMBER OF       AGGREGATE PRINCIPAL         PERCENT OF
CREDIT SCORES           MORTGAGE LOANS    BALANCE OUTSTANDING         LOAN GROUP

Not Scored                    14              $    743,373                  0.6%
485 to 500                     6                    469,795                 0.4
501 to 550                   256                 20,315,504                17.1
551 to 600                   339                 30,639,545                25.8
601 to 650                   350                 31,409,140                26.4
651 to 700                   221                 20,326,853                17.1
701 to 750                   100                  9,299,090                 7.8
751 to 800                    53                  5,574,557                 4.7
                           -----              -------------               -----
TOTAL: ...                 1,339              $118,777,858                100.0%
                           =====              ============                =====


Credit Score Range is from: 485 to 800
Weighted Average (scored loans only) is: 618




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

CHASE SECURITIES INC.

ASSET BACKED SECURITIES PORTFOLIO ANALYSIS

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                 SUMMARY REPORT

Aggregate Outstanding Principal Balance                    $412,354,428
Aggregate Original Principal Balance                       $412,731,149
Number of Mortgage Loans                                          3,125

                                        MINIMUM       MAXIMUM        AVERAGE (1)

Original Principal Balance              $11,200      $820,000           $132,074
Outstanding Principal                   $11,200      $819,040           $131,953
Balance

                                        MINIMUM       MAXIMUM        WEIGHTED AVERAGE (2)

Original Term (mos)                         360           360                360
Stated Remaining Term                       345           360                358
(mos)
Expected Remaining Term                     294           360                358
(mos)
Loan Age (mos)                                0            15                  2

Current Interest Rate                    6.600%       13.650%            10.243%
Initial Interest Rate Cap                1.000%        3.000%             2.969%
Periodic Rate Cap                        1.000%        1.500%             1.482%
Gross Margin                             3.500%        9.125%             5.678%
Maximum Mortgage Rate                   13.600%       20.650%            17.230%
Minimum Mortgage Rate                    6.600%       13.650%            10.243%

Months to Roll                                2            60                 28

Original Loan-to-Value                    7.12%        95.00%             76.47%

Credit Score (3)                            478           804                611


                                       EARLIEST        LATEST

Origination Dates                       10/1999       01/2001
Maturity Dates                          11/2029       02/2031



Notes:
(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                             CURRENT MORTGAGE RATES

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                          NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
MORTGAGE RATES          MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

6.500% to 6.999%               3            $   566,716           0.1%
7.000% to 7.499%               4                285,820           0.1
7.500% to 7.999%              31              4,014,390           1.0
8.000% to 8.499%              51              7,725,895           1.9
8.500% to 8.999%             197             33,543,282           8.1
9.000% to 9.499%             291             44,624,663          10.8
9.500% to 9.999%             585             85,646,497          20.8
10.000% to 10.499%           478             61,254,078          14.9
10.500% to 10.999%           618             77,356,413          18.8
11.000% to 11.499%           419             50,677,455          12.3
11.500% to 11.999%           311             32,830,192           8.0
12.000% to 12.499%            93              9,652,440           2.3
12.500% to 12.999%            32              3,203,231           0.8
13.000% to 13.499%            11                848,381           0.2
13.500% to 13.999%             1                124,975           0.0
                           -----           ------------          ----
TOTAL:                     3,125           $412,354,428          100.0%
                           =====           ============          =====


Mortgage Rates Range is from: 6.600% to 13.650%
Weighted Average is: 10.243%




                       REMAINING MONTHS TO STATED MATURITY

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                          NUMBER OF         AGGREGATE PRINCIPAL  PERCENT OF
REMAINING TERM (MONTHS)   MORTGAGE LOANS    BALANCE OUTSTANDING  LOAN GROUP

337 to 348                        1            $    118,140          0.0%
349 to 360                    3,124             412,236,289        100.0
                              -----            ------------        -----
TOTAL:                        3,125            $412,354,428        100.0%
                              =====            ============        =====


Remaining Term Range is from (Months): 345 to 360
Weighted Average is (Months): 358




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                                 AGGREGATE
RANGE OF ORIGINAL               NUMBER OF        PRINCIPAL
MORTGAGE LOAN                   MORTGAGE          BALANCE        PERCENT OF
PRINCIPAL BALANCES                LOANS         OUTSTANDING      LOAN GROUP

$100,000 or Less                  1,503         $ 96,022,484       23.3%
$100,001 to $150,000                692           85,283,706       20.7
$150,001 to $200,000                381           66,425,071       16.1
$200,001 to $250,000                217           48,345,499       11.7
$250,001 to $300,000                128           35,151,333        8.5
$300,001 to $350,000                 81           26,506,331        6.4
$350,001 to $400,000                 49           18,239,956        4.4
$400,001 to $450,000                 22            9,406,319        2.3
$450,001 to $500,000                 43           20,977,794        5.1
$500,001 to $550,000                  2            1,044,657        0.3
$550,001 to $600,000                  1              566,500        0.1
$600,001 to $650,000                  2            1,239,016        0.3
$700,001 to $750,000                  1              730,421        0.2
$750,001 to $800,000                  1              786,677        0.2
$800,001 to $850,000                  2            1,628,664        0.4
                                  -----         ------------      -----
TOTAL:                            3,125         $412,354,428      100.0%
                                  =====         ============      =====


Original Mortgage Loan Principal Balance Range is from: $11,200 to $820,000 Average is: $132,074




                              PRODUCT TYPE SUMMARY

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                                 AGGREGATE
                                NUMBER OF        PRINCIPAL
                                MORTGAGE          BALANCE        PERCENT OF
PRODUCT TYPE                      LOANS         OUTSTANDING      LOAN GROUP

Six Month LIBOR Loan                  8          $ 1,765,968        0.4%
1/29 Loan                            59            9,366,998        2.3
2/28 Loan                         1,602          221,568,980       53.7
3/27 Loan                         1,294          160,445,538       38.9
5/25 Loan                           162           19,206,944        4.7
                                  -----         ------------      -----
TOTAL:                            3,125        $412,354,428       100.0%
                                  =====         ============      =====




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                               STATE DISTRIBUTIONS

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                                 AGGREGATE
                                NUMBER OF        PRINCIPAL
                                MORTGAGE          BALANCE        PERCENT OF
STATES                            LOANS         OUTSTANDING      LOAN GROUP

Arizona                              97          $11,391,641        2.8%
Arkansas                              3              281,704        0.1
California                          480          101,754,004       24.7
Colorado                            180           27,061,030        6.6
Connecticut                          24            4,344,315        1.1
Delaware                              7              664,172        0.2
District of Columbia                  9            1,448,737        0.4
Florida                             296           30,877,929        7.5
Georgia                              86           12,458,417        3.0
Idaho                                 1               29,820        0.0
Illinois                            134           16,352,526        4.0
Indiana                              77            6,671,689        1.6
Iowa                                  4              379,362        0.1
Kansas                                8              588,897        0.1
Kentucky                             16            1,449,314        0.4
Louisiana                            36            3,430,298        0.8
Maine                                 5              721,341        0.2
Maryland                             23            2,724,729        0.7
Massachusetts                        55           10,869,093        2.6
Michigan                            356           33,803,269        8.2
Minnesota                           101           11,339,142        2.7
Mississippi                           7              758,287        0.2
Missouri                            151           10,655,209        2.6
Montana                               5              624,269        0.2
Nebraska                              1               44,950        0.0
Nevada                               34            4,184,956        1.0
New Hampshire                         9            1,256,071        0.3
New Jersey                           95           14,974,323        3.6
New Mexico                           21            2,743,256        0.7
New York                            139           28,143,733        6.8
North Carolina                       49            4,569,743        1.1
North Dakota                          4              287,939        0.1
Ohio                                108            9,913,739        2.4
Oklahoma                             15            1,358,095        0.3
Oregon                               20            2,605,766        0.6
Pennsylvania                         27            2,780,370        0.7
Rhode Island                          6              885,074        0.2
South Carolina                       51            4,389,395        1.1
South Dakota                          1               58,800        0.0
Tennessee                            72            6,269,783        1.5
Texas                                77            7,955,941        1.9
Utah                                 16            2,844,968        0.7
Vermont                               6              600,677        0.1
Virginia                             27            3,038,101        0.7
Washington                           84           14,348,318        3.5
West Virginia                         3              260,000        0.1
Wisconsin                            96            7,910,696        1.9
Wyoming                               3              250,542        0.1
                                  -----         ------------      -----
TOTAL:                            3,125         $412,354,428      100.0%
                                  =====         ============      =====




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                              LOAN-TO-VALUE RATIOS

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                                 AGGREGATE
                                NUMBER OF        PRINCIPAL
RANGE OF LOAN-                  MORTGAGE          BALANCE        PERCENT OF
TO-VALUE RATIOS                   LOANS         OUTSTANDING      LOAN GROUP

50.00% or Less                      103          $ 9,331,696        2.3%
50.01% to 55.00%                     55            7,267,022        1.8
55.01% to 60.00%                    132           19,632,219        4.8
60.01% to 65.00%                    143           17,720,765        4.3
65.01% to 70.00%                    375           45,950,396       11.1
70.01% to 75.00%                    527           61,721,094       15.0
75.01% to 80.00%                  1,022          151,910,244       36.8
80.01% to 85.00%                    453           58,202,868       14.1
85.01% to 90.00%                    302           39,105,110        9.5
90.01% to 95.00%                     13            1,513,015        0.4
                                  -----         ------------      -----
TOTAL:                            3,125         $412,354,428      100.0%
                                  =====         ============      =====


Loan-to-Value Ratios Range is from: 7.12% to 95.00%
Weighted Average is: 76.47%




                                  LOAN PURPOSE

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                                 AGGREGATE
                                NUMBER OF        PRINCIPAL
                                MORTGAGE          BALANCE        PERCENT OF
LOAN PURPOSE                      LOANS         OUTSTANDING      LOAN GROUP

Purchase                          1,384         $185,925,528       45.1%
Refinance - Rate/Term               133           17,117,035        4.2
Refinance - Cashout               1,608          209,311,865       50.8
                                  -----         ------------      -----
TOTAL:                            3,125         $412,354,428      100.0%
                                  =====         ============      =====




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                          TYPE OF MORTGAGED PROPERTIES

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                                 AGGREGATE
                                NUMBER OF        PRINCIPAL
                                MORTGAGE          BALANCE        PERCENT OF
PROPERTY TYPE                     LOANS         OUTSTANDING      LOAN GROUP

Single Family Detached            2,476         $318,908,019       77.3%
Two- to Four-family
 Dwelling Unit                      228           32,725,897        7.9
Planned Unit Development            223           40,687,126        9.9
Condominium                         127           14,850,620        3.6
Manufactured Housing                 71            5,182,765        1.3
                                  -----         ------------      -----
TOTAL:                            3,125         $412,354,428      100.0%
                                  =====         ============      =====





                              DOCUMENTATION SUMMARY

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                                 AGGREGATE
                                NUMBER OF        PRINCIPAL
                                MORTGAGE          BALANCE        PERCENT OF
DOCUMENTATION                     LOANS         OUTSTANDING      LOAN GROUP

Full Documentation                1,980         $233,947,370       56.7%
24 Month Bank Statement             247           45,414,081       11.0
Reduced Documentation                81           15,907,722        3.9
Stated Income                       817          117,085,255       28.4
                                  -----         ------------      -----
TOTAL:                            3,125         $412,354,428      100.0%
                                  =====         ============      =====



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                                 OCCUPANCY TYPES

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                                 AGGREGATE
                                NUMBER OF        PRINCIPAL
                                MORTGAGE          BALANCE        PERCENT OF
OCCUPANCY                         LOANS         OUTSTANDING      LOAN GROUP

Owner-occupied                    2,830         $383,736,067       93.1%
Second Home                          38            4,441,696        1.1
Investment                          257           24,176,666        5.9
                                  -----         ------------      -----
TOTAL:                            3,125         $412,354,428      100.0%
                                  =====         ============      =====




                            MORTGAGE LOAN AGE SUMMARY

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                                 AGGREGATE
                                NUMBER OF        PRINCIPAL
MORTGAGE LOAN                   MORTGAGE          BALANCE        PERCENT OF
AGE (MONTHS)                      LOANS         OUTSTANDING      LOAN GROUP

0                                   297          $39,690,246        9.6%
1                                   866          117,744,879       28.6
2                                   968          125,339,650       30.4
3                                   798          107,574,266       26.1
4                                   187           20,804,163        5.0
5                                     5              765,425        0.2
6                                     1               69,037        0.0
10                                    2              248,621        0.1
15                                    1              118,140        0.0
                                  -----         ------------      -----
TOTAL:                            3,125         $412,354,428      100.0%
                                  =====         ============      =====


Weighted Average Age (Months) is: 2




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                              CREDIT GRADE SUMMARY

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                                 AGGREGATE
                                NUMBER OF        PRINCIPAL
                                MORTGAGE          BALANCE        PERCENT OF
CREDIT GRADE                      LOANS         OUTSTANDING      LOAN GROUP

AO                                1,237        $ 181,184,881       43.9%
A-                                  976          132,340,744       32.1
B                                   508           59,582,658       14.4
B-                                  130           15,668,880        3.8
C                                   262           22,825,985        5.5
C-                                   12              751,281        0.2
                                  -----         ------------      -----
TOTAL:                            3,125         $412,354,428      100.0%
                                  =====         ============      =====





                               YEAR OF ORIGINATION

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                                 AGGREGATE
                                NUMBER OF        PRINCIPAL
                                MORTGAGE          BALANCE        PERCENT OF
YEAR OF ORIGINATION               LOANS         OUTSTANDING      LOAN GROUP

1999                                  1         $    118,140        0.0%
2000                              2,803          369,863,207       89.7
2001                                321           42,373,082       10.3
                                  -----         -----------       -----
TOTAL:                            3,125         $412,354,428      100.0%
                                  =====         ============      =====




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                             MAXIMUM MORTGAGE RATES

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                                 AGGREGATE
                                NUMBER OF        PRINCIPAL
RANGE OF                        MORTGAGE          BALANCE        PERCENT OF
MAXIMUM MORTGAGE RATES            LOANS         OUTSTANDING      LOAN GROUP

13.500% to 13.999%                    3           $  566,716        0.1%
14.000% to 14.499%                    4              285,820        0.1
14.500% to 14.999%                   36            4,916,301        1.2
15.000% to 15.499%                   59            9,484,128        2.3
15.500% to 15.999%                  199           33,900,532        8.2
16.000% to 16.499%                  285           43,410,279       10.5
16.500% to 16.999%                  582           84,805,015       20.6
17.000% to 17.499%                  477           60,840,185       14.8
17.500% to 17.999%                  615           77,208,734       18.7
18.000% to 18.499%                  419           50,750,322       12.3
18.500% to 18.999%                  310           32,560,192        7.9
19.000% to 19.499%                   92            9,449,616        2.3
19.500% to 19.999%                   32            3,203,231        0.8
20.000% to 20.499%                   11              848,381        0.2
20.500% to 20.999%                    1              124,975        0.0
                                  -----         ------------      -----
TOTAL:                            3,125         $412,354,428      100.0%
                                  =====         ============      =====


Maximum Mortgage Rate Range is from: 13.600% to 20.650%
Weighted Average is: 17.230%




                          PREPAYMENT PENALTIES SUMMARY

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                                 AGGREGATE
                                NUMBER OF        PRINCIPAL
                                MORTGAGE          BALANCE        PERCENT OF
PREPAYMENT PENALTIES              LOANS         OUTSTANDING      LOAN GROUP

None                              1,061        $ 143,190,838       34.7%
12 Months                             4              881,287        0.2
24 Months                           675          101,580,890       24.6
36 Months                         1,107          137,820,805       33.4
60 Months                           278           28,880,608        7.0
                                  -----        -------------      -----
TOTAL:                            3,125         $412,354,428      100.0%
                                  =====        =============      =====


Weighted Average Prepayment Penalty Term (Months) is: 34

With respect to those Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool (exclusive of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool purchased by the Seller under its Small Lender Program) which have prepayment penalties, 80.0% of such mortgage loans are subject to a prepayment penalty which will equal six months interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                              NEXT ADJUSTMENT DATE

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                                 AGGREGATE
                                NUMBER OF        PRINCIPAL
                                MORTGAGE          BALANCE        PERCENT OF
NEXT ADJUSTMENT DATE              LOANS         OUTSTANDING      LOAN GROUP

Apr 2001                              2            $ 543,849        0.1%
May 2001                              3              714,218        0.2
Jul 2001                              2              237,900        0.1
Aug 2001                              1              270,000        0.1
Sep 2001                              1              135,679        0.0
Oct 2001                              5            1,490,574        0.4
Nov 2001                             16            2,106,504        0.5
Dec 2001                             21            3,137,181        0.8
Jan 2002                             11            1,787,211        0.4
Feb 2002                              5              709,850        0.2
Apr 2002                              1              140,263        0.0
Aug 2002                              1               69,037        0.0
Sep 2002                              4              629,746        0.2
Oct 2002                             92            9,756,017        2.4
Nov 2002                            412           57,797,893       14.0
Dec 2002                            480           64,744,064       15.7
Jan 2003                            454           67,186,089       16.3
Feb 2003                            159           21,364,011        5.2
Apr 2003                              1              108,359        0.0
Oct 2003                             79            7,889,010        1.9
Nov 2003                            332           42,852,273       10.4
Dec 2003                            418           52,051,204       12.6
Jan 2004                            346           41,929,317       10.2
Feb 2004                            117           15,497,235        3.8
Oct 2005                              9            1,124,713        0.3
Nov 2005                             36            4,221,518        1.0
Dec 2005                             49            5,407,201        1.3
Jan 2006                             53            6,604,362        1.6
Feb 2006                             15            1,849,150        0.4
                                  -----         ------------      -----
TOTAL:                            3,125         $412,354,428      100.0%
                                  =====         ============      =====





The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                              CREDIT SCORE SUMMARY

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                                 AGGREGATE
                                NUMBER OF        PRINCIPAL
                                MORTGAGE          BALANCE        PERCENT OF
CREDIT SCORES                     LOANS         OUTSTANDING      LOAN GROUP

Not Scored                           31          $ 2,547,700        0.6%
478 to 500                           11              843,687        0.2
501 to 550                          650           76,635,620       18.6
551 to 600                          860          111,275,066       27.0
601 to 650                          810          113,683,531       27.6
651 to 700                          531           71,717,844       17.4
701 to 750                          172           26,167,241        6.3
751 to 800                           57            9,171,947        2.2
801 to 804                            3              311,793        0.1
                                  -----         ------------      -----
TOTAL:                            3,125         $412,354,428      100.0%
                                  =====         ============      =====


Credit Score Range is from: 478 to 804
Weighted Average (scored loans only) is: 611







The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1 - FIXED RATE MORTGAGE LOAN GROUP

                                                             ORIGINAL
                                               ORIGINAL    AMORTIZATION    REMAINING
                 MORTGAGE     NET MORTGAGE      TERM          TERM           TERM
CURRENT BALANCE    RATE           RATE       (IN MONTHS)   (IN MONTHS)    (IN MONTHS)
---------------  --------     ------------   -----------   ------------   -----------

61,716,497.39     10.463%        9.953%          180           360            178
   943,399.47      9.531%        9.021%          120           120            118
18,315,132.04     10.137%        9.627%          180           180            178
 3,575,928.14      9.874%        9.364%          240           240            238
50,449,042.96     10.488%        9.978%          360           360            358







                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                                                                               INITIAL
                                     NET          ORIGINAL         REMAINING                    RATE
CURRENT            MORTGAGE       MORTGAGE          TERM             TERM          GROSS       CHANGE      PERIODIC
BALANCE              RATE           RATE        (IN MONTHS)       (IN MONTHS)      MARGIN       CAP          CAP
-------              ----           ----        -----------       -----------      ------      -------     --------

 12,959,297.50     10.535%        10.025%          360               358           5.023%      1.841%      1.000%
258,054,262.00     10.338%        9.828%           360               358           5.788%      3.000%      1.494%
186,628,652.32     10.216%        9.706%           360               358           5.603%      3.000%      1.496%
 22,357,788.18     9.211%         8.701%           360               358           5.417%      3.000%      1.500%






                                                                   NUMBER OF
                                                                  MONTHS UNTIL
                                                     RATE          NEXT RATE
CURRENT          MAXIMUM           MINIMUM          CHANGE         ADJUSTMENT
BALANCE           RATE             RATE            FREQUENCY          DATE             INDEX
-------          -------           -------         ---------       -----------        --------

 12,959,297.50   17.377%           10.535%          6                  9              6 Mo. LIBOR
258,054,262.00   17.326%           10.338%          6                 22              6 Mo. LIBOR
186,628,652.32   17.209%           10.216%          6                 34              6 Mo. LIBOR
 22,357,788.18   16.211%            9.211%          6                 58              6 Mo. LIBOR









The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

          GROUP II CERTIFICATES AVAILABLE FUNDS CAP HYPOTHETICAL TABLE
          ------------------------------------------------------------

PAYMENT           AVAILABLE FUNDS        PAYMENT            AVAILABLE FUNDS
 DATE               CAP (1) (2)           DATE                CAP (1) (2)
--------          ---------------        -------            ---------------

 3/25/01              9.733              10/25/04               10.705
 4/25/01              9.733              11/25/04               10.705
 5/25/01              9.733              12/25/04               10.705
 6/25/01              9.733               1/25/05               10.705
 7/25/01              9.733               2/25/05               10.705
 8/25/01              9.733               3/25/05               10.705
 9/25/01              9.733               4/25/05               10.705
10/25/01              9.733               5/25/05               10.705
11/25/01              9.733               6/25/05               10.705
12/25/01              9.733               7/25/05               10.705
 1/25/02              9.765               8/25/05               10.705
 2/25/02              9.797               9/25/05               10.705
 3/25/02              9.839              10/25/05               10.705
 4/25/02              9.889              11/25/05               10.705
 5/25/02              9.935              12/25/05               10.705
 6/25/02              9.985               1/25/06               10.773
 7/25/02             10.002               2/25/06               10.773
 8/25/02             10.009               3/25/06               10.773
 9/25/02             10.017               4/25/06               10.773
10/25/02             10.025               5/25/06               10.773
11/25/02             10.033               6/25/06               10.773
12/25/02             10.041               7/25/06               10.773
 1/25/03             10.422               8/25/06               10.773
 2/25/03             10.431               9/25/06               10.773
 3/25/03             10.441              10/25/06               10.773
 4/25/03             10.450              11/25/06               10.773
 5/25/03             10.460              12/25/06               10.773
 6/25/03             10.471               1/25/07               10.773
 7/25/03             10.481               2/25/07               10.773
 8/25/03             10.492               3/25/07               10.773
 9/25/03             10.504               4/25/07               10.777
10/25/03             10.515               5/25/07               10.788
11/25/03             10.527               6/25/07               10.799
12/25/03             10.539               7/25/07               10.810
 1/25/04             10.799               8/25/07               10.822
 2/25/04             10.812               9/25/07               10.834
 3/25/04             10.826              10/25/07               10.847
 4/25/04             10.705              11/25/07               10.860
 5/25/04             10.705              12/25/07               10.873
 6/25/04             10.705               1/25/08               10.887
 7/25/04             10.705               2/25/08               10.901
 8/25/04             10.705               3/25/08               10.915
 9/25/04             10.705               4/25/08               10.930




(1) Available Funds Cap = 12 * (Group II Net Interest) / (Group II Total Certificate balance)
(2) Assumes no losses, 10% cleanup call, 27% CPR, and 1 month and 6 month LIBOR remain constant.




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO 10% CALL)
                 ----------------------------------------------

                                   CLASS IA-1

                                PREPAYMENT SPEED

       PRICE       0%        80%        100%        150%      200%
                                      (PRICING
                                       SPEED)

    99-26.50     17.296     30.531     33.358     39.642     45.093
       99-27     17.087     29.118     31.687     37.399     42.355
    99-27.50     16.878     27.705     30.017     35.157     39.617
       99-28     16.669     26.292     28.347     32.916     36.879
    99-28.50     16.461     24.879     26.678     30.675     34.142
       99-29     16.252     23.467     25.008     28.434     31.406

    99-29.50     16.043     22.055     23.339     26.194     28.670
       99-30     15.834     20.644     21.671     23.954     25.935
    99-30.50     15.626     19.232     20.003     21.715     23.200
       99-31     15.417     17.821     18.335     19.476     20.466
    99-31.50     15.209     16.410     16.667     17.238     17.733
      100- 0     15.000     15.000     15.000     15.000     15.000

   100-00.50     14.792     13.590     13.333     12.763     12.268
      100- 1     14.583     12.180     11.667     10.526      9.536
   100-01.50     14.375     10.770     10.001      8.289      6.805
      100- 2     14.166      9.361      8.335      6.053      4.074
   100-02.50     13.958      7.952      6.669      3.818      1.344
      100- 3     13.750      6.543      5.004      1.583     -1.385

   100-03.50     13.542      5.135      3.339     -0.652     -4.114
      100- 4     13.334      3.727      1.675     -2.886     -6.843
   100-04.50     13.125      2.319      0.011     -5.120     -9.570
      100- 5     12.917      0.912     -1.653     -7.353    -12.298
   100-05.50     12.709     -0.496     -3.316     -9.586    -15.024

 AVG LIFE         10.41       1.14       0.96       0.71       0.58
 FIRST PAY         3/01       3/01       3/01       3/01       3/01
 LAST PAY         12/15       4/03      11/02       5/02       2/02



 Original Balance: $40,500,000




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------

                                   CLASS IA-2

                                PREPAYMENT SPEED

      PRICE        0%        80%        100%        150%      200%
                                      (PRICING
                                       SPEED)

      99-21      5.943      5.928      5.924      5.914      5.903
      99-22      5.940      5.915      5.908      5.891      5.874
      99-23      5.937      5.902      5.892      5.868      5.845
      99-24      5.934      5.889      5.876      5.846      5.816
      99-25      5.930      5.876      5.860      5.823      5.787
      99-26      5.927      5.862      5.844      5.800      5.758

      99-27      5.924      5.849      5.829      5.778      5.729
      99-28      5.921      5.836      5.813      5.755      5.699
      99-29      5.918      5.823      5.797      5.732      5.670
      99-30      5.914      5.810      5.781      5.710      5.641
      99-31      5.911      5.797      5.765      5.687      5.612
    *100- 0      5.908      5.784      5.749      5.665      5.583

     100- 1      5.905      5.771      5.733      5.642      5.554
     100- 2      5.901      5.758      5.718      5.620      5.525
     100- 3      5.898      5.745      5.702      5.597      5.496
     100- 4      5.895      5.731      5.686      5.574      5.467
     100- 5      5.892      5.718      5.670      5.552      5.438
     100- 6      5.889      5.705      5.654      5.529      5.409

     100- 7      5.885      5.692      5.639      5.507      5.380
     100- 8      5.882      5.679      5.623      5.484      5.351
     100- 9      5.879      5.666      5.607      5.462      5.322
     100-10      5.876      5.653      5.591      5.439      5.293
     100-11      5.873      5.640      5.575      5.417      5.265

AVG LIFE         14.83       2.63       2.15       1.48       1.14
DURATION          9.65       2.38       1.96       1.38       1.07
FIRST PAY        12/15       4/03      11/02       5/02       2/02
LAST PAY         12/15       4/04       9/03      11/02       6/02

Original Balance: $15,750,000
Assumed Coupon: 5.876%




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------

                                   CLASS IA-3

                                PREPAYMENT SPEED

     PRICE        0%        80%        100%        150%      200%
                                     (PRICING
                                      SPEED)

      99-10      6.225      6.277      6.296      6.342      6.388
      99-12      6.218      6.259      6.274      6.309      6.345
      99-14      6.212      6.241      6.251      6.277      6.302
      99-16      6.205      6.222      6.229      6.244      6.259
      99-18      6.199      6.204      6.206      6.211      6.216
      99-20      6.192      6.186      6.184      6.178      6.173

      99-22      6.185      6.168      6.161      6.146      6.130
      99-24      6.179      6.149      6.139      6.113      6.087
      99-26      6.172      6.131      6.116      6.080      6.044
      99-28      6.166      6.113      6.094      6.048      6.001
      99-30      6.159      6.095      6.072      6.015      5.958
    *100- 0      6.153      6.076      6.049      5.982      5.916

     100- 2      6.146      6.058      6.027      5.950      5.873
     100- 4      6.140      6.040      6.005      5.917      5.830
     100- 6      6.133      6.022      5.983      5.885      5.788
     100- 8      6.126      6.004      5.960      5.852      5.745
     100-10      6.120      5.986      5.938      5.820      5.702
     100-12      6.113      5.967      5.916      5.787      5.660

     100-14      6.107      5.949      5.894      5.755      5.617
     100-16      6.100      5.931      5.871      5.722      5.575
     100-18      6.094      5.913      5.849      5.690      5.532
     100-20      6.087      5.895      5.827      5.658      5.490
     100-22      6.081      5.877      5.805      5.625      5.447

AVG LIFE         14.83       3.96       3.15       2.09       1.57
DURATION          9.50       3.42       2.79       1.91       1.46
FIRST PAY        12/15       4/04       9/03      11/02       6/02
LAST PAY         12/15       2/06       1/05       8/03      12/02




Original Balance: $19,250,000
Assumed Coupon: 6.117%




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------

                                   CLASS IA-4

                                PREPAYMENT SPEED

     PRICE        0%        80%        100%        150%      200%
                                     (PRICING
                                      SPEED)

      98-31      6.635      6.692      6.721      6.798      6.883
      99- 2      6.626      6.674      6.699      6.764      6.835
      99- 5      6.618      6.657      6.677      6.730      6.788
      99- 8      6.609      6.639      6.655      6.696      6.740
      99-11      6.601      6.622      6.633      6.662      6.693
      99-14      6.592      6.604      6.611      6.628      6.646

      99-17      6.584      6.587      6.589      6.593      6.598
      99-20      6.575      6.570      6.567      6.559      6.551
      99-23      6.567      6.552      6.545      6.525      6.504
      99-26      6.558      6.535      6.523      6.492      6.457
      99-29      6.550      6.518      6.501      6.458      6.410
    *100- 0      6.541      6.500      6.479      6.424      6.363

     100- 3      6.533      6.483      6.457      6.390      6.316
     100- 6      6.524      6.466      6.435      6.356      6.269
     100- 9      6.516      6.449      6.413      6.322      6.223
     100-12      6.507      6.432      6.392      6.289      6.176
     100-15      6.499      6.414      6.370      6.255      6.129
     100-18      6.491      6.397      6.348      6.222      6.083

     100-21      6.482      6.380      6.326      6.188      6.036
     100-24      6.474      6.363      6.305      6.154      5.990
     100-27      6.465      6.346      6.283      6.121      5.943
     100-30      6.457      6.329      6.261      6.087      5.897
     101- 1      6.449      6.312      6.240      6.054      5.851

AVG LIFE         20.73       6.97       5.18       3.14       2.20
DURATION         11.02       5.40       4.26       2.76       1.99
FIRST PAY        12/15       2/06       1/05       8/03      12/02
LAST PAY          6/26       5/11       1/08       3/05       9/03


Original Balance: $19,500,000
Assumed Coupon: 6.492%




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------

                                   CLASS IA-5

                                PREPAYMENT SPEED

      PRICE        0%        80%        100%        150%      200%
                                      (PRICING
                                       SPEED)

      98-20      7.258      7.297      7.317      7.387      7.486
      98-24      7.247      7.281      7.298      7.358      7.443
      98-28      7.236      7.265      7.279      7.329      7.401
      99- 0      7.226      7.248      7.260      7.301      7.358
      99- 4      7.215      7.232      7.241      7.272      7.316
      99- 8      7.204      7.216      7.222      7.243      7.274

      99-12      7.193      7.200      7.203      7.215      7.232
      99-16      7.183      7.184      7.184      7.187      7.190
      99-20      7.172      7.168      7.166      7.158      7.148
      99-24      7.161      7.152      7.147      7.130      7.106
      99-28      7.150      7.136      7.128      7.101      7.064
    *100- 0      7.140      7.120      7.109      7.073      7.022

     100- 4      7.129      7.104      7.091      7.045      6.980
     100- 8      7.119      7.088      7.072      7.017      6.939
     100-12      7.108      7.072      7.053      6.989      6.897
     100-16      7.097      7.056      7.035      6.960      6.855
     100-20      7.087      7.040      7.016      6.932      6.814
     100-24      7.076      7.024      6.998      6.904      6.772

     100-28      7.066      7.008      6.979      6.876      6.731
     101- 0      7.055      6.992      6.961      6.849      6.690
     101- 4      7.045      6.977      6.942      6.821      6.649
     101- 8      7.034      6.961      6.924      6.793      6.607
     101-12      7.024      6.945      6.906      6.765      6.566

AVG LIFE         26.79      11.83       9.42       5.50       3.48
DURATION         11.68       7.77       6.65       4.40       2.98
FIRST PAY         6/26       5/11       1/08       3/05       9/03
LAST PAY          3/28       4/13       1/11       8/07      10/05



Original Balance: $16,476,250
Assumed Coupon: 7.075%




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------

                                   CLASS IA-6

                                PREPAYMENT SPEED

    PRICE        0%        80%        100%        150%      200%
                                    (PRICING
                                     SPEED)


      99-10      6.658      6.669      6.671      6.678      6.689
      99-12      6.649      6.658      6.659      6.664      6.672
      99-14      6.640      6.646      6.647      6.650      6.656
      99-16      6.632      6.634      6.635      6.637      6.640
      99-18      6.623      6.623      6.623      6.623      6.623
      99-20      6.614      6.611      6.611      6.609      6.607

      99-22      6.605      6.600      6.599      6.596      6.590
      99-24      6.596      6.588      6.587      6.582      6.574
      99-26      6.588      6.577      6.575      6.568      6.557
      99-28      6.579      6.565      6.563      6.555      6.541
      99-30      6.570      6.554      6.551      6.541      6.525
    *100- 0      6.561      6.542      6.539      6.528      6.508

     100- 2      6.553      6.531      6.527      6.514      6.492
     100- 4      6.544      6.519      6.516      6.501      6.476
     100- 6      6.535      6.508      6.504      6.487      6.459
     100- 8      6.526      6.496      6.492      6.474      6.443
     100-10      6.518      6.485      6.480      6.460      6.427
     100-12      6.509      6.473      6.468      6.447      6.410

     100-14      6.500      6.462      6.456      6.433      6.394
     100-16      6.492      6.450      6.444      6.420      6.378
     100-18      6.483      6.439      6.433      6.406      6.362
     100-20      6.474      6.427      6.421      6.393      6.345
     100-22      6.465      6.416      6.409      6.379      6.329

AVG LIFE         10.02       7.01       6.72       5.68       4.53
DURATION          7.10       5.40       5.22       4.59       3.80
FIRST PAY         3/04       3/04       3/04       5/04       9/04
LAST PAY          2/13       9/10       8/10       8/07      10/05


Original Balance: $12,386,250
Assumed Coupon: 6.533%




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------

                                   CLASS IM-1

                                PREPAYMENT SPEED

     PRICE        0%        80%        100%        150%      200%
                                     (PRICING
                                      SPEED)

      98-20      7.354      7.421      7.448      7.511      7.548
      98-24      7.342      7.399      7.422      7.476      7.509
      98-28      7.329      7.378      7.397      7.442      7.469
      99- 0      7.317      7.356      7.371      7.408      7.430
      99- 4      7.305      7.334      7.346      7.374      7.390
      99- 8      7.292      7.313      7.321      7.340      7.351

      99-12      7.280      7.291      7.295      7.306      7.312
      99-16      7.268      7.270      7.270      7.272      7.273
      99-20      7.256      7.248      7.245      7.238      7.234
      99-24      7.243      7.226      7.220      7.204      7.195
      99-28      7.231      7.205      7.195      7.170      7.156
    *100- 0      7.219      7.184      7.170      7.137      7.117

     100- 4      7.207      7.162      7.145      7.103      7.078
     100- 8      7.195      7.141      7.120      7.069      7.039
     100-12      7.183      7.120      7.095      7.036      7.000
     100-16      7.170      7.098      7.070      7.002      6.962
     100-20      7.158      7.077      7.045      6.969      6.923
     100-24      7.146      7.056      7.020      6.935      6.885

     100-28      7.134      7.035      6.995      6.902      6.846
     101- 0      7.122      7.014      6.971      6.869      6.808
     101- 4      7.110      6.993      6.946      6.835      6.769
     101- 8      7.098      6.972      6.921      6.802      6.731
     101-12      7.086      6.950      6.897      6.769      6.693

AVG LIFE         20.44       8.11       6.57       4.51       3.78
DURATION         10.22       5.81       4.97       3.69       3.20
FIRST PAY        12/15       2/05       5/04       4/04       6/04
LAST PAY          3/28       4/13       1/11       8/07      10/05


Original Balance:  $4,387,500
Assumed Coupon: 7.158%




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------

                                   CLASS IM-2

                                PREPAYMENT SPEED

     PRICE        0%        80%        100%        150%      200%
                                     (PRICING
                                      SPEED)

      98-20      7.761      7.825      7.851      7.913      7.956
      98-24      7.748      7.803      7.825      7.879      7.915
      98-28      7.735      7.781      7.799      7.844      7.874
      99- 0      7.722      7.759      7.774      7.809      7.833
      99- 4      7.710      7.737      7.748      7.774      7.792
      99- 8      7.697      7.715      7.722      7.740      7.752

      99-12      7.684      7.693      7.697      7.705      7.711
      99-16      7.671      7.671      7.671      7.671      7.671
      99-20      7.659      7.649      7.646      7.636      7.630
      99-24      7.646      7.627      7.620      7.602      7.590
      99-28      7.634      7.606      7.595      7.568      7.549
    *100- 0      7.621      7.584      7.569      7.534      7.509

     100- 4      7.608      7.562      7.544      7.499      7.469
     100- 8      7.596      7.540      7.518      7.465      7.429
     100-12      7.583      7.519      7.493      7.431      7.389
     100-16      7.571      7.497      7.468      7.397      7.349
     100-20      7.558      7.476      7.443      7.363      7.309
     100-24      7.546      7.454      7.418      7.329      7.269

     100-28      7.534      7.433      7.392      7.295      7.229
     101- 0      7.521      7.411      7.367      7.262      7.189
     101- 4      7.509      7.390      7.342      7.228      7.150
     101- 8      7.497      7.368      7.317      7.194      7.110
     101-12      7.484      7.347      7.292      7.161      7.070

AVG LIFE         20.44       8.11       6.57       4.48       3.67
DURATION          9.89       5.71       4.90       3.63       3.09
FIRST PAY        12/15       2/05       5/04       3/04       4/04
LAST PAY          3/28       4/13       1/11       8/07      10/05




Original Balance:  $3,712,500
Assumed Coupon: 7.552%




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------

                                    CLASS IB

                                PREPAYMENT SPEED

     PRICE        0%        80%        100%        150%      200%
                                     (PRICING
                                      SPEED)

      97-30      8.564      8.694      8.745      8.863      8.937
      98- 4      8.542      8.656      8.701      8.805      8.869
      98-10      8.521      8.619      8.657      8.746      8.801
      98-16      8.500      8.582      8.614      8.688      8.734
      98-22      8.480      8.545      8.570      8.630      8.667
      98-28      8.459      8.508      8.527      8.572      8.600

      99- 2      8.438      8.471      8.484      8.514      8.533
      99- 8      8.417      8.434      8.441      8.456      8.466
      99-14      8.397      8.398      8.398      8.399      8.400
      99-20      8.376      8.361      8.355      8.342      8.333
      99-26      8.355      8.325      8.312      8.284      8.267
    *100- 0      8.335      8.288      8.270      8.227      8.201

     100- 6      8.314      8.252      8.227      8.170      8.135
     100-12      8.294      8.216      8.185      8.113      8.069
     100-18      8.274      8.180      8.143      8.057      8.003
     100-24      8.253      8.144      8.100      8.000      7.938
     100-30      8.233      8.108      8.058      7.943      7.873
     101- 4      8.213      8.072      8.016      7.887      7.807

     101-10      8.193      8.036      7.974      7.831      7.742
     101-16      8.173      8.000      7.933      7.775      7.678
     101-22      8.153      7.965      7.891      7.719      7.613
     101-28      8.133      7.929      7.849      7.663      7.548
     102- 2      8.113      7.894      7.808      7.608      7.484

AVG LIFE         18.96       7.21       5.83       4.02       3.36
DURATION          9.11       5.13       4.38       3.27       2.82
FIRST PAY        12/15       2/05       5/04       3/04       3/04
LAST PAY          3/28       4/13       1/11       8/07      10/05



Original Balance:  $3,037,500
Assumed Coupon: 8.252%




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO 10% CALL)
                 ----------------------------------------------

                                   CLASS IIA-1

                                PREPAYMENT SPEED

      PRICE        0%        80%        100%        150%      200%
                                      (PRICING
                                       SPEED)


      99-21     27.999     37.357     40.390     50.457     63.322
      99-22     27.726     36.230     38.986     48.136     59.829
      99-23     27.453     35.104     37.584     45.817     56.338
      99-24     27.180     33.979     36.183     43.499     52.849
      99-25     26.907     32.854     34.782     41.182     49.361
      99-26     26.634     31.730     33.382     38.866     45.876

      99-27     26.361     30.607     31.983     36.552     42.392
      99-28     26.089     29.484     30.585     34.239     38.910
      99-29     25.816     28.362     29.187     31.927     35.430
      99-30     25.544     27.241     27.791     29.617     31.951
      99-31     25.272     26.120     26.395     27.308     28.475
     100- 0     25.000     25.000     25.000     25.000     25.000

     100- 1     24.728     23.881     23.606     22.693     21.527
     100- 2     24.456     22.762     22.212     20.388     18.056
     100- 3     24.185     21.644     20.820     18.084     14.586
     100- 4     23.913     20.526     19.428     15.781     11.119
     100- 5     23.642     19.409     18.037     13.480      7.653
     100- 6     23.371     18.293     16.647     11.180      4.189

     100- 7     23.100     17.178     15.258      8.881      0.726
     100- 8     22.829     16.063     13.869      6.583     -2.734
     100- 9     22.558     14.949     12.481      4.287     -6.193
     100-10     22.287     13.835     11.094      1.992     -9.650
     100-11     22.017     12.722      9.708     -0.302    -13.105

AVG LIFE         20.60       3.23       2.51       1.44       0.93
FIRST PAY         3/01       3/01       3/01       3/01       3/01
LAST PAY          1/30       4/10       4/08       7/05      10/03


Original Balance: $426,000,000




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO 10% CALL)
                 ----------------------------------------------

                                   CLASS IIM-1

                                PREPAYMENT SPEED

     PRICE        0%        80%        100%        150%      200%
                                     (PRICING
                                      SPEED)

      99-10     70.256     78.952     81.539     84.107     90.870
      99-12     69.776     77.678     80.030     82.364     88.510
      99-14     69.296     76.406     78.522     80.622     86.152
      99-16     68.817     75.134     77.015     78.881     83.795
      99-18     68.338     73.864     75.509     77.142     81.440
      99-20     67.860     72.595     74.004     75.404     79.087

      99-22     67.382     71.326     72.501     73.667     76.735
      99-24     66.905     70.059     70.998     71.931     74.385
      99-26     66.428     68.793     69.497     70.196     72.036
      99-28     65.952     67.528     67.997     68.463     69.689
      99-30     65.476     66.263     66.498     66.731     67.344
     100- 0     65.000     65.000     65.000     65.000     65.000

     100- 2     64.525     63.738     63.503     63.270     62.658
     100- 4     64.050     62.476     62.008     61.542     60.317
     100- 6     63.576     61.216     60.513     59.814     57.978
     100- 8     63.102     59.957     59.020     58.088     55.641
     100-10     62.629     58.699     57.528     56.363     53.305
     100-12     62.156     57.441     56.037     54.639     50.971

     100-14     61.684     56.185     54.547     52.917     48.638
     100-16     61.212     54.930     53.058     51.195     46.307
     100-18     60.741     53.676     51.570     49.475     43.978
     100-20     60.269     52.422     50.084     47.756     41.650
     100-22     59.799     51.170     48.598     46.038     39.324

AVG LIFE         27.07       6.00       4.85       4.05       2.89
FIRST PAY        12/24       3/04       5/04       9/04      10/03
LAST PAY          1/30       4/10       4/08       7/05       2/04



Original Balance: $25,200,000




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO 10% CALL)
                 ----------------------------------------------

                                   CLASS IIM-2

                                PREPAYMENT SPEED

     PRICE        0%        80%        100%        150%      200%
                                     (PRICING
                                      SPEED)

      98-31    118.265    131.273    135.344    141.532    147.825
      99- 2    117.508    129.327    133.027    138.650    144.368
      99- 5    116.753    127.384    130.712    135.772    140.916
      99- 8    115.998    125.443    128.400    132.896    137.466
      99-11    115.244    123.504    126.091    130.023    134.021
      99-14    114.492    121.568    123.784    127.154    130.578

      99-17    113.740    119.634    121.480    124.287    127.140
      99-20    112.990    117.703    119.179    121.424    123.705
      99-23    112.241    115.774    116.880    118.563    120.273
      99-26    111.493    113.847    114.584    115.706    116.845
      99-29    110.746    111.922    112.291    112.851    113.421
     100- 0    110.000    110.000    110.000    110.000    110.000

     100- 3    109.255    108.080    107.712    107.151    106.583
     100- 6    108.511    106.162    105.426    104.306    103.169
     100- 9    107.769    104.247    103.144    101.463     99.758
     100-12    107.027    102.334    100.863     98.624     96.351
     100-15    106.287    100.423     98.586     95.787     92.948
     100-18    105.547     98.515     96.311     92.954     89.548

     100-21    104.809     96.609     94.039     90.123     86.151
     100-24    104.072     94.705     91.769     87.295     82.758
     100-27    103.335     92.803     89.502     84.470     79.369
     100-30    102.600     90.904     87.237     81.648     75.983
     101- 1    101.866     89.007     84.975     78.829     72.600


AVG LIFE         27.07       6.00       4.81       3.68       2.99
FIRST PAY        12/24       3/04       3/04       5/04       2/04
LAST PAY          1/30       4/10       4/08       7/05       2/04




Original Balance: $20,400,000




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO 10% CALL)
                 ----------------------------------------------

                                    CLASS IIB

                                PREPAYMENT SPEED

     PRICE        0%        80%        100%        150%      200%
                                     (PRICING
                                      SPEED)

      98-20    212.045    229.428    235.044    244.687    251.218
      98-24    210.939    226.731    231.833    240.596    246.529
      98-28    209.835    224.038    228.628    236.510    241.847
      99- 0    208.733    221.350    225.427    232.430    237.171
      99- 4    207.634    218.666    222.231    228.356    232.502
      99- 8    206.537    215.986    219.040    224.288    227.840

      99-12    205.442    213.311    215.855    220.226    223.184
      99-16    204.349    210.640    212.674    216.169    218.534
      99-20    203.258    207.974    209.498    212.118    213.891
      99-24    202.170    205.312    206.327    208.073    209.254
      99-28    201.084    202.654    203.161    204.034    204.624
     100- 0    200.000    200.000    200.000    200.000    200.000

     100- 4    198.918    197.351    196.844    195.972    195.382
     100- 8    197.839    194.706    193.693    191.950    190.771
     100-12    196.761    192.065    190.546    187.933    186.166
     100-16    195.686    189.428    187.405    183.922    181.568
     100-20    194.613    186.796    184.268    179.917    176.976
     100-24    193.542    184.168    181.136    175.917    172.390

     100-28    192.473    181.544    178.009    171.923    167.810
     101- 0    191.406    178.924    174.887    167.934    163.237
     101- 4    190.341    176.308    171.769    163.951    158.669
     101- 8    189.279    173.697    168.656    159.973    154.109
     101-12    188.218    171.089    165.549    156.001    149.554


AVG LIFE         27.06       5.94       4.74       3.51       2.99
FIRST PAY        12/24       3/04       3/04       4/04       2/04
LAST PAY          1/30       4/10       4/08       7/05       2/04




Original Balance: $8,400,000




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                       PRICE/CBE YIELD TABLE (TO MATURITY)
                       -----------------------------------

                                   CLASS IA-5

                                PREPAYMENT SPEED

     PRICE        0%        80%        100%        150%      200%
                                     (PRICING
                                      SPEED)

      98-20      7.263      7.328      7.358      7.424      7.487
      98-24      7.252      7.313      7.341      7.398      7.445
      98-28      7.241      7.298      7.324      7.373      7.403
      99- 0      7.231      7.283      7.307      7.348      7.361
      99- 4      7.220      7.268      7.290      7.323      7.319
      99- 8      7.209      7.253      7.274      7.298      7.277

      99-12      7.199      7.238      7.257      7.273      7.236
      99-16      7.188      7.223      7.240      7.248      7.194
      99-20      7.178      7.208      7.223      7.223      7.152
      99-24      7.167      7.194      7.207      7.198      7.111
      99-28      7.156      7.179      7.190      7.173      7.069
    *100- 0      7.146      7.164      7.173      7.148      7.028

     100- 4      7.135      7.149      7.157      7.124      6.986
     100- 8      7.125      7.135      7.140      7.099      6.945
     100-12      7.114      7.120      7.124      7.074      6.904
     100-16      7.104      7.105      7.107      7.049      6.863
     100-20      7.094      7.091      7.091      7.025      6.821
     100-24      7.083      7.076      7.074      7.000      6.780

     100-28      7.073      7.061      7.058      6.976      6.739
     101- 0      7.062      7.047      7.041      6.951      6.699
     101- 4      7.052      7.032      7.025      6.927      6.658
     101- 8      7.042      7.018      7.008      6.902      6.617
     101-12      7.031      7.003      6.992      6.878      6.576

AVG LIFE         27.76      13.66      11.38       6.66       3.52
DURATION         11.82       8.43       7.48       5.02       3.00
FIRST PAY         6/26       5/11       1/08       3/05       9/03
LAST PAY         11/30       2/23       6/19       5/15      10/06


Original Balance: $16,476,250
Assumed Coupon: 7.075%




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                       PRICE/CBE YIELD TABLE (TO MATURITY)
                       -----------------------------------

                                   CLASS IA-6

                                PREPAYMENT SPEED

     PRICE        0%        80%        100%        150%      200%
                                     (PRICING
                                      SPEED)

      99-10      6.658      6.669      6.671      6.674      6.675
      99-12      6.649      6.658      6.659      6.661      6.662
      99-14      6.640      6.646      6.647      6.648      6.649
      99-16      6.632      6.634      6.635      6.636      6.636
      99-18      6.623      6.623      6.623      6.623      6.623
      99-20      6.614      6.611      6.611      6.610      6.610

      99-22      6.605      6.600      6.599      6.598      6.597
      99-24      6.596      6.588      6.587      6.585      6.584
      99-26      6.588      6.577      6.575      6.572      6.571
      99-28      6.579      6.565      6.563      6.560      6.558
      99-30      6.570      6.554      6.551      6.547      6.545
    *100- 0      6.561      6.542      6.539      6.534      6.532

     100- 2      6.553      6.531      6.527      6.522      6.519
     100- 4      6.544      6.519      6.516      6.509      6.506
     100- 6      6.535      6.508      6.504      6.497      6.493
     100- 8      6.526      6.496      6.492      6.484      6.480
     100-10      6.518      6.485      6.480      6.472      6.467
     100-12      6.509      6.473      6.468      6.459      6.454

     100-14      6.500      6.462      6.456      6.447      6.441
     100-16      6.492      6.450      6.444      6.434      6.428
     100-18      6.483      6.439      6.433      6.421      6.415
     100-20      6.474      6.427      6.421      6.409      6.403
     100-22      6.465      6.416      6.409      6.396      6.390

AVG LIFE         10.02       7.01       6.72       6.26       6.03
DURATION          7.10       5.40       5.22       4.94       4.79
FIRST PAY         3/04       3/04       3/04       5/04       9/04
LAST PAY          2/13       9/10       8/10       7/10       6/11



Original Balance: $12,386,250
Assumed Coupon: 6.533%





The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                       PRICE/CBE YIELD TABLE (TO MATURITY)
                       -----------------------------------

                                   CLASS IM-1

                                PREPAYMENT SPEED

     PRICE        0%        80%        100%        150%      200%
                                     (PRICING
                                      SPEED)

      98-20      7.354      7.417      7.440      7.498      7.534
      98-24      7.342      7.396      7.416      7.466      7.497
      98-28      7.329      7.375      7.391      7.433      7.459
      99- 0      7.317      7.354      7.367      7.401      7.422
      99- 4      7.305      7.333      7.343      7.368      7.384
      99- 8      7.292      7.311      7.318      7.336      7.347

      99-12      7.280      7.290      7.294      7.304      7.310
      99-16      7.268      7.269      7.270      7.271      7.272
      99-20      7.256      7.248      7.246      7.239      7.235
      99-24      7.243      7.227      7.222      7.207      7.198
      99-28      7.231      7.207      7.198      7.175      7.161
    *100- 0      7.219      7.186      7.174      7.143      7.124

     100- 4      7.207      7.165      7.150      7.111      7.087
     100- 8      7.195      7.144      7.126      7.079      7.050
     100-12      7.183      7.123      7.102      7.047      7.013
     100-16      7.171      7.103      7.078      7.015      6.977
     100-20      7.159      7.082      7.054      6.984      6.940
     100-24      7.147      7.061      7.030      6.952      6.903

     100-28      7.135      7.041      7.006      6.920      6.867
     101- 0      7.123      7.020      6.983      6.889      6.830
     101- 4      7.111      7.000      6.959      6.857      6.794
     101- 8      7.099      6.979      6.936      6.826      6.757
     101-12      7.087      6.959      6.912      6.794      6.721

AVG LIFE         20.69       8.51       7.06       4.85       4.03
DURATION         10.25       5.96       5.18       3.88       3.36
FIRST PAY        12/15       2/05       5/04       4/04       6/04
LAST PAY          4/30      12/15      10/15      12/10       3/08



Original Balance:  $4,387,500
Assumed Coupon: 7.158%




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                       PRICE/CBE YIELD TABLE (TO MATURITY)
                       -----------------------------------

                                   CLASS IM-2

                                PREPAYMENT SPEED

     PRICE        0%        80%        100%        150%      200%
                                     (PRICING
                                      SPEED)

      98-20      7.761      7.822      7.847      7.906      7.947
      98-24      7.748      7.801      7.822      7.872      7.907
      98-28      7.735      7.779      7.796      7.839      7.868
      99- 0      7.722      7.757      7.771      7.805      7.828
      99- 4      7.709      7.736      7.746      7.771      7.789
      99- 8      7.697      7.714      7.721      7.738      7.749

      99-12      7.684      7.693      7.696      7.704      7.710
      99-16      7.671      7.671      7.671      7.671      7.671
      99-20      7.659      7.650      7.646      7.637      7.631
      99-24      7.646      7.628      7.621      7.604      7.592
      99-28      7.634      7.607      7.596      7.571      7.553
    *100- 0      7.621      7.586      7.572      7.538      7.514

     100- 4      7.609      7.564      7.547      7.505      7.475
     100- 8      7.596      7.543      7.522      7.471      7.436
     100-12      7.584      7.522      7.498      7.438      7.397
     100-16      7.571      7.501      7.473      7.405      7.359
     100-20      7.559      7.479      7.448      7.372      7.320
     100-24      7.546      7.458      7.424      7.340      7.281

     100-28      7.534      7.437      7.399      7.307      7.243
     101- 0      7.522      7.416      7.375      7.274      7.204
     101- 4      7.509      7.395      7.350      7.241      7.166
     101- 8      7.497      7.374      7.326      7.209      7.127
     101-12      7.485      7.353      7.302      7.176      7.089

AVG LIFE         20.61       8.43       6.85       4.68       3.82
DURATION          9.92       5.83       5.02       3.75       3.19
FIRST PAY        12/15       2/05       5/04       3/04       4/04
LAST PAY         10/29      12/15       1/14       9/09       4/07


Original Balance:  $3,712,500
Assumed Coupon: 7.552%




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                       PRICE/CBE YIELD TABLE (TO MATURITY)
                       -----------------------------------

                                    CLASS IB

                                PREPAYMENT SPEED

     PRICE        0%        80%        100%        150%      200%
                                     (PRICING
                                      SPEED)

      97-30      8.564      8.693      8.745      8.863      8.936
      98- 4      8.542      8.656      8.701      8.805      8.869
      98-10      8.521      8.619      8.657      8.746      8.801
      98-16      8.500      8.582      8.614      8.688      8.734
      98-22      8.480      8.545      8.570      8.630      8.667
      98-28      8.459      8.508      8.527      8.572      8.600

      99- 2      8.438      8.471      8.484      8.514      8.533
      99- 8      8.417      8.434      8.441      8.456      8.466
      99-14      8.397      8.398      8.398      8.399      8.400
      99-20      8.376      8.361      8.355      8.342      8.333
      99-26      8.355      8.325      8.312      8.284      8.267
    *100- 0      8.335      8.288      8.270      8.227      8.201

     100- 6      8.314      8.252      8.227      8.170      8.135
     100-12      8.294      8.216      8.185      8.113      8.069
     100-18      8.274      8.180      8.143      8.057      8.004
     100-24      8.254      8.144      8.101      8.000      7.938
     100-30      8.233      8.108      8.058      7.944      7.873
     101- 4      8.213      8.072      8.016      7.887      7.808

     101-10      8.193      8.036      7.975      7.831      7.743
     101-16      8.173      8.001      7.933      7.775      7.678
     101-22      8.153      7.965      7.891      7.719      7.613
     101-28      8.133      7.930      7.850      7.664      7.549
     102- 2      8.113      7.894      7.808      7.608      7.485

AVG LIFE         18.96       7.21       5.83       4.02       3.36
DURATION          9.11       5.13       4.38       3.27       2.83
FIRST PAY        12/15       2/05       5/04       3/04       3/04
LAST PAY          6/28       9/13       5/11      11/07       1/06



Original Balance:  $3,037,500
Assumed Coupon: 8.252%



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO MATURITY)
                 ----------------------------------------------

                                   CLASS IIA-1

                                PREPAYMENT SPEED

     PRICE        0%        80%        100%        150%      200%
                                     (PRICING
                                      SPEED)

      99-21     28.013     37.982     40.935     50.425     63.322
      99-22     27.740     36.912     39.612     48.268     59.829
      99-23     27.467     35.842     38.289     46.113     56.338
      99-24     27.194     34.773     36.968     43.959     52.849
      99-25     26.922     33.705     35.648     41.806     49.361
      99-26     26.649     32.637     34.328     39.655     45.876

      99-27     26.377     31.570     33.009     37.505     42.392
      99-28     26.104     30.504     31.691     35.357     38.910
      99-29     25.832     29.438     30.374     33.210     35.430
      99-30     25.560     28.373     29.058     31.064     31.951
      99-31     25.288     27.309     27.743     28.920     28.475
     100- 0     25.016     26.246     26.428     26.777     25.000

     100- 1     24.745     25.183     25.115     24.636     21.527
     100- 2     24.473     24.121     23.802     22.496     18.056
     100- 3     24.202     23.060     22.490     20.358     14.586
     100- 4     23.930     21.999     21.179     18.221     11.119
     100- 5     23.659     20.939     19.869     16.085      7.653
     100- 6     23.388     19.880     18.560     13.951      4.189

     100- 7     23.117     18.821     17.251     11.818      0.726
     100- 8     22.846     17.763     15.944      9.687     -2.734
     100- 9     22.576     16.706     14.637      7.557     -6.193
     100-10     22.305     15.649     13.331      5.428     -9.650
     100-11     22.035     14.593     12.026      3.301    -13.105

AVG LIFE         20.64       3.52       2.74       1.58       0.93
FIRST PAY         3/01       3/01       3/01       3/01       3/01
LAST PAY         12/30       4/21       4/17       3/11      10/03




Original Balance: $426,000,000




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO MATURITY)
                 ----------------------------------------------

                                   CLASS IIM-1

                                PREPAYMENT SPEED

     PRICE        0%        80%        100%        150%      200%
                                     (PRICING
                                      SPEED)

      99-10     70.287     79.983     82.509     84.830     92.227
      99-12     69.807     78.781     81.092     83.182     90.350
      99-14     69.328     77.580     79.676     81.534     88.475
      99-16     68.850     76.380     78.261     79.888     86.601
      99-18     68.372     75.181     76.848     78.243     84.729
      99-20     67.894     73.983     75.435     76.599     82.858

      99-22     67.417     72.786     74.024     74.956     80.989
      99-24     66.940     71.591     72.614     73.315     79.121
      99-26     66.464     70.396     71.205     71.674     77.254
      99-28     65.988     69.202     69.797     70.035     75.389
      99-30     65.512     68.009     68.390     68.397     73.526
     100- 0     65.037     66.818     66.985     66.760     71.663

     100- 2     64.563     65.627     65.581     65.124     69.803
     100- 4     64.089     64.437     64.178     63.490     67.943
     100- 6     63.615     63.249     62.776     61.857     66.085
     100- 8     63.142     62.061     61.375     60.224     64.229
     100-10     62.669     60.875     59.975     58.593     62.374
     100-12     62.197     59.689     58.576     56.964     60.520

     100-14     61.725     58.505     57.179     55.335     58.668
     100-16     61.254     57.321     55.783     53.707     56.817
     100-18     60.783     56.139     54.388     52.081     54.967
     100-20     60.312     54.957     52.994     50.456     53.119
     100-22     59.842     53.776     51.601     48.832     51.273

AVG LIFE         27.17       6.59       5.32       4.34       3.78
FIRST PAY        12/24       3/04       5/04       9/04      10/03
LAST PAY         10/30       8/16       5/13       9/08      12/07



Original Balance: $25,200,000





The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO MATURITY)
                 ----------------------------------------------

                                   CLASS IIM-2

                                PREPAYMENT SPEED

     PRICE        0%        80%        100%        150%      200%
                                     (PRICING
                                      SPEED)

      98-31    118.306    132.642    136.668    142.528    151.887
      99- 2    117.550    130.776    134.455    139.768    149.248
      99- 5    116.795    128.913    132.244    137.012    146.612
      99- 8    116.041    127.052    130.037    134.259    143.979
      99-11    115.288    125.194    127.832    131.509    141.348
      99-14    114.536    123.338    125.629    128.762    138.721

      99-17    113.786    121.484    123.430    126.018    136.096
      99-20    113.036    119.633    121.233    123.277    133.474
      99-23    112.288    117.784    119.039    120.539    130.854
      99-26    111.540    115.937    116.847    117.804    128.238
      99-29    110.794    114.093    114.658    115.072    125.624
     100- 0    110.049    112.251    112.472    112.343    123.013

     100- 3    109.304    110.412    110.289    109.616    120.404
     100- 6    108.561    108.574    108.108    106.893    117.799
     100- 9    107.819    106.739    105.929    104.172    115.196
     100-12    107.079    104.907    103.754    101.455    112.596
     100-15    106.339    103.076    101.581     98.740    109.998
     100-18    105.600    101.248     99.411     96.029    107.403

     100-21    104.862     99.423     97.243     93.320    104.811
     100-24    104.126     97.599     95.078     90.614    102.222
     100-27    103.390     95.778     92.915     87.911     99.635
     100-30    102.656     93.959     90.755     85.211     97.051
     101- 1    101.922     92.143     88.598     82.514     94.470

AVG LIFE         27.15       6.42       5.15       3.88       4.07
FIRST PAY        12/24       3/04       3/04       5/04       8/04
LAST PAY          9/30       9/14      10/11       9/07      12/05



Original Balance: $20,400,000





The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]

                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO MATURITY)
                 ----------------------------------------------

                                    CLASS IIB

                                PREPAYMENT SPEED

     PRICE        0%        80%        100%        150%      200%
                                     (PRICING
                                      SPEED)

      98-20    212.060    229.960    235.589    245.133    255.905
      98-24    210.954    227.284    232.405    241.074    251.667
      98-28    209.851    224.612    229.227    237.022    247.435
      99- 0    208.749    221.945    226.054    232.975    243.209
      99- 4    207.650    219.282    222.885    228.934    238.989
      99- 8    206.553    216.623    219.722    224.899    234.775

      99-12    205.458    213.969    216.564    220.870    230.566
      99-16    204.366    211.319    213.410    216.846    226.364
      99-20    203.275    208.673    210.262    212.828    222.167
      99-24    202.187    206.032    207.118    208.816    217.977
      99-28    201.101    203.395    203.980    204.810    213.792
     100- 0    200.018    200.762    200.846    200.809    209.613

     100- 4    198.936    198.134    197.718    196.814    205.439
     100- 8    197.857    195.510    194.594    192.825    201.272
     100-12    196.779    192.890    191.475    188.841    197.110
     100-16    195.704    190.274    188.361    184.863    192.954
     100-20    194.631    187.663    185.251    180.891    188.804
     100-24    193.561    185.056    182.147    176.924    184.659

     100-28    192.492    182.452    179.047    172.962    180.521
     101- 0    191.425    179.854    175.952    169.007    176.388
     101- 4    190.361    177.259    172.862    165.056    172.260
     101- 8    189.299    174.669    169.777    161.112    168.138
     101-12    188.238    172.082    166.697    157.173    164.022

AVG LIFE         27.08       6.01       4.80       3.54       3.36
FIRST PAY        12/24       3/04       3/04       4/04       5/04
LAST PAY          5/30       8/11       5/09       3/06       8/04



Original Balance: $8,400,000





The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]